UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2011



ITEM 1. REPORT TO STOCKHOLDERS.
USAA INTERMEDIATE-TERM BOND FUND - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2011


[LOGO OF USAA]
   USAA(R)

                                   [GRAPHIC OF USAA INTERMEDIATE-TERM BOND FUND]

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       ANNUAL REPORT
       USAA INTERMEDIATE-TERM BOND FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
       JULY 31, 2011

=============================================================

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

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PRESIDENT'S MESSAGE

"LOOKING BACK AT THE FISCAL YEAR, WE SHOULD
ALL TAKE NOTE OF HOW DIFFICULT -- EVEN
IMPOSSIBLE -- IT IS TO PREDICT WHAT IS GOING
TO HAPPEN NEXT. THIS IS WHY I PREFER TO MAKE       [PHOTO OF DANIEL S. McNAMARA]
MY OWN INVESTMENT DECISIONS IN THE CONTEXT
OF MY INVESTMENT PLAN, WHICH IS BASED ON MY
GOALS, RISK TOLERANCE, AND TIME HORIZON."
--------------------------------------------------------------------------------

AUGUST 2011

The one-year reporting period was turbulent, characterized by persistent concerns and punctuated by dramatic events. Yet, despite the headlines, stocks posted strong gains. Riskier asset classes generally outperformed U.S. Treasuries. Interestingly, U.S. Treasury prices fell steeply and then rebounded. As a result, U.S. Treasury yields, which move in the opposite direction of prices, ended the reporting period almost exactly where they started. (Yields declined significantly after fiscal year-end as investors fled riskier asset classes for the relative safe haven of U.S. Treasuries.)

When the period began, U.S. Treasury prices were rising. Investors seemed to prefer U.S. government securities as economic growth slowed. At the time, the Federal Reserve (the Fed) was also expected to reverse its monetary accommodations, which some observers believed would compound the nation's economic problems. However, after the Fed hinted about a second round of quantitative easing (QE2), U.S. Treasury prices declined and yields increased. The trend continued even after the Fed announced it would buy $600 billion in long-term U.S. Treasuries in the open market. Higher risk assets, such as stocks, corporate bonds and high-yield securities, rallied as investors sought better returns.

In February 2011, investor confidence faltered. U.S. Treasury prices started to rise as political unrest emerged in Tunisia and spread to other nations in North Africa and the Middle East. Oil prices increased in response, threatening to derail global economic growth. During March, Japan experienced a massive earthquake followed by a tsunami. The terrible toll on human life and on that nation's infrastructure, including emergencies at some nuclear power plants, led to speculation about the potential impact of the disaster on companies that do business in or with Japan. It also led to supply disruptions that slowed worldwide economic growth. Fortunately, as of this writing, the impact on the financial markets has been minimal.

Throughout the fiscal year, there was also a never-ending stream of bad news from the European Union (EU). A number of EU peripheral nations are struggling with large debt burdens, in both the public and private sectors, and growing unrest in response to austerity measures. Despite action by the

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

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EU and International Monetary Fund, a permanent solution has yet to be found.
In my opinion, the health of the entire global financial system has been stressed by the EU's fiscal challenges.

In the U.S., home prices softened in many markets as mortgage lenders renewed their foreclosure filings. Although new jobs were created, the slow rate of growth did not allow the U.S. unemployment rate to improve materially. At the end of June, and as expected, the Fed ended QE2. Surprisingly, U.S. Treasuries continued to rally even as U.S. legislators hotly debated whether to raise the nation's debt ceiling and in spite of one of the three major credit rating agencies putting U.S. government debt on its watch list. (Following the end of reporting period, the U.S. was downgraded one notch to a still very strong AA+.) After the debt debate was settled, the market quickly turned its attention to weaker-than-expected economic growth and escalating sovereign debt concerns in Europe. Although U.S. Treasury yields ended the reporting period about where they started, interest rates fell dramatically after fiscal year-end (as of this writing, the interest rate on a 10-year U.S. Treasury note is below 2.25%). At the same time, volatility in the equity markets increased and stocks declined.

Looking back at the fiscal year, we should all take note of how difficult -- even impossible -- it is to predict what is going to happen next. This is why I prefer to make my own investment decisions in the context of my investment plan, which is based on my goals, risk tolerance, and time horizon. The noise of the latest headlines is not a factor in my considerations, and I sincerely encourage you to follow my example. If you would like to review your strategy, please call on one of our USAA service representatives. They are ready to assist you free of charge.

On behalf of all of us here at USAA Investment Company, thank you for the opportunity to manage your investments. We are proud to serve your financial needs.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

ALL EQUITY INVESTMENTS ENTAIL RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND INDIVIDUAL STOCKS MAY BE MORE VOLATILE THAN OTHER INVESTMENTS AND PROVIDE LESS INCOME.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

As interest rates rise, bond prices fall.

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

FUND RECOGNITION                                                              6

INVESTMENT OVERVIEW                                                           8

FINANCIAL INFORMATION

    Distributions to Shareholders                                            19

    Report of Independent Registered
      Public Accounting Firm                                                 20

    Portfolio of Investments                                                 21

    Notes to Portfolio of Investments                                        46

    Financial Statements                                                     51

    Notes to Financial Statements                                            54

EXPENSE EXAMPLE                                                              70

ADVISORY AGREEMENT                                                           72

TRUSTEES' AND OFFICERS' INFORMATION                                          77

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2011, USAA. All rights reserved.

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

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FUND OBJECTIVE

HIGH CURRENT INCOME WITHOUT UNDUE RISK TO PRINCIPAL.

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TYPES OF INVESTMENTS

Normally, at least 80% of the Fund's assets will be invested in a broad range of debt securities, and the Fund will maintain a dollar-weighted average portfolio maturity of three to 10 years.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

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[PHOTO OF MATTHEW FREUND]                               [PHOTO OF JULIANNE BASS]
   MATTHEW FREUND, CFA                                     JULIANNE BASS, CFA
   USAA Investment                                         USAA Investment
   Management Company                                      Management Company

--------------------------------------------------------------------------------

o HOW DID THE USAA INTERMEDIATE-TERM BOND FUND (THE FUND SHARES) PERFORM DURING THE REPORTING PERIOD?

    The Fund Shares provided a total return of 10.44% for the one year ended July 31, 2011. During the same period, the Barclays Capital U.S. Aggregate Bond Index returned 4.44% and the Lipper Intermediate Investment Grade Funds Index returned 5.65%. At the same time, the Fund Shares provided a one-year dividend yield of 5.23%, compared to 3.24% for the average Lipper Intermediate Investment Grade Debt Fund.

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Market sentiment was surprisingly resilient during the reporting period amid weakening economic growth and geopolitical turmoil. At the beginning of the fiscal year, investors generally favored U.S. Treasuries as the economic recovery slowed. U.S. Treasury prices continued to rise (and yields continued to decline) despite strong hints from Federal Reserve (the
    Fed) chairman Ben Bernanke about a second round of quantitative easing
    (QE2). After the Fed formally

    Refer to page 11 for benchmark definitions.

    Past performance is no guarantee of future results.

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2  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    announced QE2, however, U.S. Treasury yields increased and the yield curve steepened. U.S. Treasury prices fell as investors flocked to stocks and riskier fixed income securities.

    Counter-intuitively, the spread -- or premium an investor receives over risk-free U.S. Treasuries -- tightened (that is, decreased) as global worries mounted. Investors generally shrugged off the political upheaval in the Middle East, renewed sovereign debt problems in Europe, and Japan's earthquake, tsunami and nuclear power plant accidents. Interest rates increased slightly, but remained at historic lows as the Fed bought $600 billion in U.S. Treasuries in the open market through QE2. Market sentiment shifted somewhat during the spring of 2011, driven by rising commodities prices, the intense debate about the U.S. budget deficit, and a dispute among European Union members about a new aid package for Greece. Although a major credit rating agency put U.S. government debt on negative outlook, investors continued to buy U.S. Treasuries, pushing yields down. As a result, U.S. Treasury yields ended the reporting period relatively unchanged. Meanwhile, corporate spreads, which had tightened, were near their long-term averages.

    The Fed ended QE2 as scheduled on June 30, 2011. Throughout the reporting period, interest rates on the shortest maturities remained anchored in a range between 0% and 0.50%.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    The Fund benefited from its income advantage, outperforming its peer group during the reporting period. These results are consistent with our investment approach which seeks to maximize income with an acceptable level of price volatility. This strategy has added value over the long term. Nevertheless, as a number of the portfolio's holdings matured or were prepaid by issuers, we were forced to reinvest at lower yields. For this reason, the Fund's SEC yield declined during the reporting period.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    The Fund was overweight in commercial mortgage-backed securities (CMBS), asset-backed securities, BBB-rated corporate bonds, and the junior subordinated debt of higher-quality companies. (Subordinated debt generally has a lower priority than other types of debt in a company's capital structure.) This proved advantageous as many of these securities recorded strong gains. The Fund also benefited from an underweight in U.S. government securities during the reporting period.

    With the help of the tax-exempt (municipal) bond team, we purchased a number of high-quality tax-exempt and taxable municipal bonds at attractive yields. Although municipal finances are under stress, most states and municipalities are taking action to reduce expenses and raise revenue. Municipal defaults are rare, and we do not expect that to change significantly. These holdings also appreciated as the tax-exempt market rallied.

    To manage the Fund's exposure to risk, we increased the portfolio's positions in Treasuries and short maturity CMBS. As always, we relied on the expertise of our research analysts to help us identify attractive opportunities. They also continued to analyze and monitor every holding in the Fund. We remain committed to building a high-quality portfolio diversified among multiple asset classes and across a large number of issuers. By limiting the positions we take in any one issuer, we seek to limit the Fund's exposure to potential surprises.

o   WHAT IS THE OUTLOOK?

    In the months ahead, U.S. economic growth is likely to continue, although at a very slow pace. As long as unemployment remains elevated, we expect Americans to limit their spending. Because of low headline inflation (which excludes food and energy prices), slow

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4  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    economic growth, and a persistently high unemployment rate, the Fed is unlikely to raise short-term interest rates in the near future.

    The bond market has generated strong returns in recent years. However, we believe these outsized returns are unlikely to continue. In our opinion, fixed income has returned to its traditional role as an income-accumulation vehicle. As a result, shareholders should expect the majority of their return to come from the income provided by the Fund.

    Thank you for your confidence in us. We will continue working hard to serve your investment needs.

    As interest rates rise, existing bond prices fall.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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FUND RECOGNITION

USAA INTERMEDIATE-TERM BOND FUND SHARES

--------------------------------------------------------------------------------

                         OVERALL MORNINGSTAR RATING(TM)
                    out of 1,017 intermediate-term bond funds
                       for the period ended June 30, 2011:

                                 OVERALL RATING
                                     * * * *

                                     3-YEAR
                                    * * * * *
                               out of 1,017 funds

                                     5-YEAR
                                     * * * *
                                out of 871 funds

                                     10-YEAR
                                     * * * *
                                out of 567 funds

The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. Ratings are based on risk-adjusted returns.

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.

================================================================================

6  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                             LIPPER LEADER (OVERALL)

                                       [5]

                                  TOTAL RETURN

                                 AS OF 6/30/2011

                                  TOTAL RETURN
--------------------------------------------------------------------------------
                                                                 NUMBER OF FUNDS
PERIOD                       LIPPER SCORE                        WITHIN CATEGORY
--------------------------------------------------------------------------------
Overall                          5                                      486
Three-year                       5                                      486
Five-year                        5                                      394
10-year                          4                                      271

--------------------------------------------------------------------------------

Lipper ratings for Total Return reflect funds' historical total return performance relative to peers as of June 30, 2011.

Ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Total Return metrics over three-, five-, and 10-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2, and the lowest 20% are scored 1. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at WWW.LIPPERLEADERS.COM. Lipper Leader Copyright 2011, Reuters, All Rights Reserved.

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                                                           FUND RECOGNITION |  7

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INVESTMENT OVERVIEW

USAA INTERMEDIATE-TERM BOND FUND SHARES (Symbol: USIBX)


--------------------------------------------------------------------------------
                                        7/31/11                    7/31/10
--------------------------------------------------------------------------------

Net Assets                          $1,731.6 Million           $1,248.5 Million
Net Asset Value Per Share                $10.60                      $10.12
Dollar-Weighted Average
Portfolio Maturity(+)                   6.4 Years                   5.7 Years


(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/11
--------------------------------------------------------------------------------
     1 Year                          5 Years                            10 Years

     10.44%                           7.53%                              5.79%


--------------------------------------------------------------------------------
                         30-DAY SEC YIELD* AS OF 7/31/11
--------------------------------------------------------------------------------

                                      4.27%


--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 7/31/10**
--------------------------------------------------------------------------------

Before Reimbursement 0.69%                           After Reimbursement 0.65%


*Calculated as prescribed by the Securities and Exchange Commission.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

**USAA INVESTMENT MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH DECEMBER 1, 2011, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO LIMIT THE EXPENSES OF THE FUND SHARES SO THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 0.65% OF THE FUND SHARES' AVERAGE DAILY NET ASSETS. THIS REIMBURSEMENT ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER DECEMBER 1, 2011.

BEFORE AND AFTER REIMBURSEMENT EXPENSE RATIOS ARE REPORTED IN THE FUND SHARES' PROSPECTUS DATED DECEMBER 1, 2010. THESE EXPENSE RATIOS MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDE ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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8  | USAA INTERMEDIATE-TERM BOND FUND

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AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS -- PERIODS
ENDED JULY 31, 2011

--------------------------------------------------------------------------------
             TOTAL RETURN       =    DIVIDEND RETURN      +       PRICE CHANGE
--------------------------------------------------------------------------------
10 Years         5.79%          =         5.61%           +          0.18%
5 Years          7.53%          =         5.97%           +          1.56%
1 Year          10.44%          =         5.70%           +          4.74%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR ONE-YEAR PERIODS ENDED JULY 31, 2002 -- JULY 31, 2011

        [CHART OF TOTAL RETURN, DIVIDEND RETURN & CHANGE IN SHARE PRICE]

                TOTAL RETURN             DIVIDEND RETURN        CHANGE IN SHARE PRICE
7/31/2002           0.09%                     6.33%                     -6.24%
7/31/2003           9.67%                     5.67%                      4.00%
7/31/2004           4.55%                     4.65%                     -0.10%
7/31/2005           4.60%                     4.70%                     -0.10%
7/31/2006           1.62%                     4.78%                     -3.16%
7/31/2007           5.46%                     5.05%                      0.41%
7/31/2008          -0.08%                     5.30%                     -5.38%
7/31/2009           2.71%                     6.89%                     -4.18%
7/31/2010          20.30%                     6.97%                     13.33%
7/31/2011          10.44%                     5.70%                      4.74%

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. WHILE SHARE PRICES TEND TO VARY, DIVIDEND RETURNS GENERALLY ARE A RELATIVELY STABLE COMPONENT OF TOTAL RETURNS.

Total return equals dividend return plus share price change and assumes reinvestment of all net investment income and realized capital gain distributions. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    USAA INTERMEDIATE-TERM      BARCLAYS CAPITAL U.S.     LIPPER INTERMEDIATE INVESTMENT
                          BOND FUND              AGGREGATE BOND INDEX            GRADE FUNDS INDEX
 7/31/2001                $10,000.00                  $10,000.00                     $10,000.00
 8/31/2001                 10,113.49                   10,114.51                      10,110.12
 9/30/2001                 10,220.69                   10,232.38                      10,187.94
10/31/2001                 10,346.84                   10,446.50                      10,395.61
11/30/2001                 10,115.39                   10,302.46                      10,265.07
12/31/2001                  9,999.39                   10,237.04                      10,199.10
 1/31/2002                 10,041.04                   10,319.91                      10,272.69
 2/28/2002                 10,063.62                   10,419.92                      10,371.98
 3/31/2002                  9,974.24                   10,246.58                      10,192.00
 4/30/2002                 10,070.73                   10,445.28                      10,375.85
 5/31/2002                 10,144.83                   10,534.03                      10,461.02
 6/30/2002                 10,133.69                   10,625.11                      10,454.27
 7/31/2002                 10,009.08                   10,753.32                      10,495.79
 8/31/2002                 10,265.18                   10,934.88                      10,698.06
 9/30/2002                 10,457.83                   11,111.98                      10,814.79
10/31/2002                 10,258.71                   11,061.36                      10,773.31
11/30/2002                 10,288.06                   11,058.42                      10,824.52
12/31/2002                 10,575.62                   11,286.84                      11,044.81
 1/31/2003                 10,612.95                   11,296.48                      11,079.34
 2/28/2003                 10,797.57                   11,452.78                      11,237.33
 3/31/2003                 10,809.54                   11,443.96                      11,238.43
 4/30/2003                 10,983.14                   11,538.39                      11,369.79
 5/31/2003                 11,287.62                   11,753.52                      11,581.83
 6/30/2003                 11,299.59                   11,730.20                      11,579.02
 7/31/2003                 10,977.39                   11,335.84                      11,188.60
 8/31/2003                 11,010.86                   11,411.10                      11,273.72
 9/30/2003                 11,324.13                   11,713.15                      11,576.84
10/31/2003                 11,250.32                   11,603.91                      11,495.13
11/30/2003                 11,268.23                   11,631.71                      11,525.48
12/31/2003                 11,378.14                   11,750.08                      11,642.71
 1/31/2004                 11,464.02                   11,844.61                      11,735.28
 2/29/2004                 11,572.92                   11,972.82                      11,849.27
 3/31/2004                 11,649.00                   12,062.48                      11,934.63
 4/30/2004                 11,415.90                   11,748.66                      11,647.88
 5/31/2004                 11,343.90                   11,701.59                      11,590.75
 6/30/2004                 11,386.72                   11,767.72                      11,644.77
 7/31/2004                 11,477.78                   11,884.37                      11,754.07
 8/31/2004                 11,666.69                   12,111.07                      11,965.74
 9/30/2004                 11,710.88                   12,143.93                      11,997.05
10/31/2004                 11,800.23                   12,245.76                      12,091.60
11/30/2004                 11,709.20                   12,148.09                      12,016.03
12/31/2004                 11,826.75                   12,259.86                      12,141.00
 1/31/2005                 11,881.07                   12,336.85                      12,206.58
 2/28/2005                 11,833.80                   12,264.02                      12,154.83
 3/31/2005                 11,773.96                   12,201.03                      12,082.90
 4/30/2005                 11,928.78                   12,366.16                      12,231.57
 5/31/2005                 12,030.96                   12,499.95                      12,360.00
 6/30/2005                 12,112.24                   12,568.11                      12,432.50
 7/31/2005                 12,004.70                   12,453.70                      12,335.39
 8/31/2005                 12,157.64                   12,613.35                      12,489.75
 9/30/2005                 12,052.22                   12,483.42                      12,363.08
10/31/2005                 11,975.95                   12,384.62                      12,261.26
11/30/2005                 12,035.29                   12,439.40                      12,306.15
12/31/2005                 12,145.53                   12,557.66                      12,418.18
 1/31/2006                 12,129.33                   12,558.37                      12,433.98
 2/28/2006                 12,165.98                   12,600.06                      12,470.67
 3/31/2006                 12,085.05                   12,476.42                      12,350.13
 4/30/2006                 12,047.50                   12,453.80                      12,333.00
 5/31/2006                 12,049.20                   12,440.51                      12,319.58
 6/30/2006                 12,065.45                   12,466.88                      12,332.76
 7/31/2006                 12,211.41                   12,635.46                      12,503.86
 8/31/2006                 12,398.63                   12,828.89                      12,691.83
 9/30/2006                 12,538.82                   12,941.58                      12,798.04
10/31/2006                 12,625.46                   13,027.18                      12,884.49
11/30/2006                 12,779.07                   13,178.31                      13,033.71
12/31/2006                 12,715.78                   13,101.84                      12,972.67
 1/31/2007                 12,726.58                   13,096.46                      12,959.49
 2/28/2007                 12,933.51                   13,298.41                      13,169.33
 3/31/2007                 12,924.70                   13,298.81                      13,164.79
 4/30/2007                 13,003.27                   13,370.52                      13,231.04
 5/31/2007                 12,889.80                   13,269.19                      13,118.83
 6/30/2007                 12,860.03                   13,229.94                      13,065.36
 7/31/2007                 12,877.66                   13,340.30                      13,137.41
 8/31/2007                 12,977.70                   13,503.80                      13,255.94
 9/30/2007                 13,068.90                   13,606.25                      13,397.86
10/31/2007                 13,150.55                   13,728.47                      13,485.77
11/30/2007                 13,225.56                   13,975.35                      13,660.18
12/31/2007                 13,203.72                   14,014.61                      13,676.74
 1/31/2008                 13,261.65                   14,250.02                      13,904.91
 2/29/2008                 13,162.71                   14,269.80                      13,835.37
 3/31/2008                 13,084.12                   14,318.49                      13,692.14
 4/30/2008                 13,061.95                   14,288.57                      13,763.56
 5/31/2008                 13,098.75                   14,183.79                      13,655.69
 6/30/2008                 12,996.37                   14,172.33                      13,542.22
 7/31/2008                 12,867.19                   14,160.77                      13,412.27
 8/31/2008                 12,865.37                   14,295.16                      13,492.56
 9/30/2008                 12,358.83                   14,103.15                      13,072.54
10/31/2008                 11,504.57                   13,770.26                      12,586.04
11/30/2008                 11,284.26                   14,218.48                      12,565.33
12/31/2008                 11,157.01                   14,748.96                      13,032.77
 1/31/2009                 11,197.50                   14,618.82                      13,013.02
 2/28/2009                 11,123.13                   14,563.65                      12,867.33
 3/31/2009                 11,349.83                   14,766.10                      13,110.60
 4/30/2009                 11,621.75                   14,836.70                      13,336.90
 5/31/2009                 12,406.43                   14,944.31                      13,656.50
 6/30/2009                 12,759.92                   15,029.31                      13,820.72
 7/31/2009                 13,220.83                   15,271.73                      14,221.42
 8/31/2009                 13,642.87                   15,429.86                      14,424.53
 9/30/2009                 14,089.59                   15,591.95                      14,688.59
10/31/2009                 14,345.00                   15,668.93                      14,822.31
11/30/2009                 14,548.49                   15,871.79                      15,005.60
12/31/2009                 14,599.82                   15,623.69                      14,896.59
 1/31/2010                 15,015.26                   15,862.36                      15,165.71
 2/28/2010                 15,118.65                   15,921.59                      15,242.14
 3/31/2010                 15,349.33                   15,902.02                      15,327.18
 4/30/2010                 15,643.93                   16,067.55                      15,539.86
 5/31/2010                 15,466.16                   16,202.76                      15,546.49
 6/30/2010                 15,606.31                   16,456.84                      15,797.31
 7/31/2010                 15,900.83                   16,632.42                      16,015.71
 8/31/2010                 16,173.48                   16,846.43                      16,256.80
 9/30/2010                 16,406.40                   16,864.39                      16,353.03
10/31/2010                 16,652.01                   16,924.43                      16,451.79
11/30/2010                 16,610.39                   16,827.16                      16,322.43
12/31/2010                 16,563.81                   16,645.70                      16,180.26
 1/31/2011                 16,776.84                   16,665.08                      16,265.72
 2/28/2011                 16,916.10                   16,706.76                      16,332.19
 3/31/2011                 16,995.26                   16,715.99                      16,351.53
 4/30/2011                 17,270.52                   16,928.19                      16,593.52
 5/31/2011                 17,474.61                   17,149.10                      16,768.92
 6/30/2011                 17,336.60                   17,098.89                      16,687.35
 7/31/2011                 17,558.92                   17,370.22                      16,921.04

                                   [END CHART]

                          Data from 7/31/01 to 7/31/11.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

10  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

The graph on page 10 illustrates the comparison of a $10,000 hypothetical investment in the USAA Intermediate-Term Bond Fund Shares to the following benchmarks:

o The unmanaged Barclays Capital U.S. Aggregate Bond Index, formerly known as the Lehman Brothers U.S. Aggregate Bond Index, covers the U.S. investment-grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

o The unmanaged Lipper Intermediate Investment Grade Funds Index tracks the total return performance of the 30 largest funds within the Lipper Intermediate Investment Grade Debt Funds category.

Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                 USAA INTERMEDIATE-TERM     LIPPER INTERMEDIATE INVESTMENT
                    BOND FUND SHARES          GRADE DEBT FUNDS AVERAGE
7/31/2002                6.82%                        5.24%
7/31/2003                5.32                         4.24
7/31/2004                4.61                         3.74
7/31/2005                4.65                         3.73
7/31/2006                4.89                         4.22
7/31/2007                5.09                         4.57
7/31/2008                5.70                         5.03
7/31/2009                6.47                         4.66
7/31/2010                5.77                         3.86
7/31/2011                5.23                         3.24

                               [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 7/31/02 to 7/31/11.

The Lipper Intermediate Investment Grade Debt Funds Average is the average performance level of all intermediate investment-grade debt funds, as reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

12  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

USAA INTERMEDIATE-TERM BOND FUND INSTITUTIONAL SHARES*


--------------------------------------------------------------------------------
                                       7/31/11                      7/31/10
--------------------------------------------------------------------------------

Net Assets                         $194.9 Million               $116.5 Million
Net Asset Value Per Share             $10.60                        $10.12


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/11
--------------------------------------------------------------------------------

1 Year                                                   Since Inception 8/01/08
10.66%                                                             11.12%


--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 7/31/10**
--------------------------------------------------------------------------------

                                    0.46%


*The USAA Intermediate-Term Bond Fund Institutional Shares (Institutional Shares) commenced operations on August 1, 2008, and are not offered for sale directly to the general public. The Institutional Shares are available only to the USAA Target Retirement Funds.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

**THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AS REPORTED IN THE INSTITUTIONAL SHARES' PROSPECTUS DATED DECEMBER 1, 2010, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDES ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total return quoted does not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                 USAA INTERMEDIATE-TERM BOND          BARCLAYS CAPITAL U.S.       LIPPER INTERMEDIATE INVESTMENT
                  FUND INSTITUTIONAL SHARES           AGGREGATE BOND INDEX              GRADE FUNDS INDEX
 7/31/2008              $10,000.00                      $10,000.00                           $10,000.00
 8/31/2008                9,995.51                       10,094.91                            10,059.87
 9/30/2008                9,603.48                        9,959.32                             9,746.71
10/31/2008                8,941.32                        9,724.23                             9,383.98
11/30/2008                8,771.29                       10,040.76                             9,368.53
12/31/2008                8,673.92                       10,415.37                             9,717.05
 1/31/2009                8,706.83                       10,323.47                             9,702.33
 2/28/2009                8,650.28                       10,284.50                             9,593.70
 3/31/2009                8,827.96                       10,427.47                             9,775.08
 4/30/2009                9,040.93                       10,477.33                             9,943.81
 5/31/2009                9,652.88                       10,553.32                            10,182.10
 6/30/2009                9,929.45                       10,613.35                            10,304.54
 7/31/2009               10,289.85                       10,784.54                            10,603.29
 8/31/2009               10,619.91                       10,896.20                            10,754.73
 9/30/2009               10,969.35                       11,010.66                            10,951.61
10/31/2009               11,170.03                       11,065.03                            11,051.31
11/30/2009               11,330.16                       11,208.28                            11,187.97
12/31/2009               11,372.15                       11,033.08                            11,106.69
 1/31/2010               11,697.42                       11,201.62                            11,307.34
 2/28/2010               11,779.67                       11,243.45                            11,364.32
 3/31/2010               11,949.41                       11,229.63                            11,427.73
 4/30/2010               12,193.02                       11,346.52                            11,586.31
 5/31/2010               12,056.28                       11,442.00                            11,591.25
 6/30/2010               12,167.42                       11,621.43                            11,778.25
 7/31/2010               12,399.31                       11,745.42                            11,941.09
 8/31/2010               12,613.98                       11,896.55                            12,120.85
 9/30/2010               12,797.73                       11,909.23                            12,192.59
10/31/2010               12,991.56                       11,951.63                            12,266.22
11/30/2010               12,961.30                       11,882.94                            12,169.77
12/31/2010               12,927.37                       11,754.80                            12,063.78
 1/31/2011               13,095.80                       11,768.48                            12,127.49
 2/28/2011               13,206.52                       11,797.92                            12,177.05
 3/31/2011               13,270.59                       11,804.44                            12,191.48
 4/30/2011               13,474.89                       11,954.28                            12,371.90
 5/31/2011               13,649.11                       12,110.29                            12,502.68
 6/30/2011               13,543.40                       12,074.83                            12,441.86
 7/31/2011               13,719.22                       12,266.44                            12,616.09

                                   [END CHART]

                          Data from 7/31/08 through 7/31/11.*

                          See page 11 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Intermediate-Term Bond Fund Institutional Shares to the benchmarks.

*The performance of the Barclays Capital U.S. Aggregate Bond Index and the Lipper Intermediate Investment Grade Funds Index is calculated from the end of the month, July 31, 2008, while the Institutional Shares' inception date is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

14  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

USAA INTERMEDIATE-TERM BOND ADVISER SHARES (Symbol: UITBX)*


--------------------------------------------------------------------------------
                                                                      7/31/11
--------------------------------------------------------------------------------

Net Assets                                                          $6.1 Million
Net Asset Value Per Share                                              $10.60


--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURN AS OF 7/31/11
--------------------------------------------------------------------------------
                            Since Inception 8/01/10**

                                     10.19%


--------------------------------------------------------------------------------
                            30-DAY SEC YIELD*** AS OF 7/31/11
--------------------------------------------------------------------------------

                                      3.97%


--------------------------------------------------------------------------------
                   ESTIMATED EXPENSE RATIOS AS OF 8/01/10****
--------------------------------------------------------------------------------

Before Reimbursement 1.24%                             After Reimbursement 0.95%


*The USAA Intermediate-Term Bond Adviser Shares (Adviser Shares) commenced operations on August 1, 2010, and do not have a full calendar year of performance.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

***CALCULATED AS PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION.

****USAA INVESTMENT MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH DECEMBER 1, 2011, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO LIMIT THE EXPENSES OF THE ADVISER SHARES SO THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 0.95% OF THE ADVISER SHARES' AVERAGE DAILY NET ASSETS. THIS ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER DECEMBER 1, 2011.

BEFORE AND AFTER REIMBURSEMENT ESTIMATED EXPENSE RATIOS ARE REPORTED IN THE ADVISER SHARES' PROSPECTUS DATED DECEMBER 1, 2010. THESE ESTIMATED EXPENSE RATIOS MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDE ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total return quoted does not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   USAA INTERMEDIATE-TERM       LIPPER INTERMEDIATE INVESTMENT        BARCLAYS CAPITAL U.S.
                    BOND ADVISER SHARES              GRADE FUNDS INDEX                AGGREGATE BOND INDEX
 7/31/2010               $10,000.00                      $10,000.00                         $10,000.00
 8/31/2010                10,167.97                       10,150.54                          10,128.67
 9/30/2010                10,321.93                       10,210.62                          10,139.47
10/31/2010                10,473.75                       10,272.28                          10,175.57
11/30/2010                10,444.97                       10,191.51                          10,117.09
12/31/2010                10,402.80                       10,102.74                          10,007.99
 1/31/2011                10,534.01                       10,156.10                          10,019.64
 2/28/2011                10,629.23                       10,197.61                          10,044.70
 3/31/2011                10,666.05                       10,209.68                          10,050.25
 4/30/2011                10,836.23                       10,360.78                          10,177.83
 5/31/2011                10,961.69                       10,470.30                          10,310.65
 6/30/2011                10,882.66                       10,419.36                          10,280.46
 7/31/2011                11,019.42                       10,565.27                          10,443.59

                                   [END CHART]

                  Data from 7/31/10 to 7/31/11.*

                  See page 11 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Intermediate-Term Bond Adviser Shares to the benchmarks.

*The performance of the Barclays Capital U.S. Aggregate Bond Index and the Lipper Intermediate Investment Grade Funds Index is calculated from the end of the month, July 31, 2010, while the Adviser Shares' inception date is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

16  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                     o PORTFOLIO RATINGS MIX -- 7/31/2011 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA*                                                                       19.2%
AA                                                                          8.3%
A                                                                          19.1%
BBB                                                                        43.1%
BELOW INVESTMENT-GRADE                                                      9.7%
UNRATED                                                                     0.1%
SECURITIES WITH SHORT-TERM INVESTMENT GRADE RATINGS                         0.5%

                                   [END CHART]

The four highest long-term credit ratings, in descending order of credit quality, are AAA, AA, A, and BBB. These categories represent investment-grade quality. This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Ratings, Fitch Ratings, Dominion Bond Rating Service Ltd., or A.M. Best Co., Inc., and includes any related credit enhancements. Any of the Fund's securities that are not rated by these agencies appear in the chart above as "Unrated," but are monitored and evaluated by USAA Investment Management Company on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. Government are not rated but are treated as AAA for credit quality purposes. Securities with short-term investment-grade ratings represent the two highest short-term credit ratings. The below-investment grade category includes both long-term and short-term securities.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 21-45.

*As of August 5, 2011, Standard & Poor's Ratings has downgraded U.S. Government securities from AAA to AA+.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

                         o PORTFOLIO MIX -- 7/31/2011 o

                          [PIE CHART OF PORTFOLIO MIX]

CORPORATE OBLIGATIONS                                                     53.5%
COMMERCIAL MORTGAGE SECURITIES                                            16.0%
EURODOLLAR AND YANKEE OBLIGATIONS                                          9.2%
MUNICIPAL BONDS                                                            6.4%
ASSET-BACKED SECURITIES                                                    5.0%
PREFERRED SECURITIES                                                       3.4%
U.S. TREASURY SECURITIES                                                   3.1%
U.S. GOVERNMENT AGENCY ISSUES                                              2.2%
COMMERCIAL PAPER                                                           0.4%
VARIABLE-RATE DEMAND NOTES                                                 0.1%
MONEY MARKET FUNDS                                                         0.1%

                                   [END CHART]

        Percentages are of net assets of the Fund and may not equal 100%.

================================================================================

18  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2011, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2012.

1.93% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended July 31, 2011, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended July 31, 2011, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $79,164,000 as qualifying interest income.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  19

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA INTERMEDIATE-TERM BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Intermediate-Term Bond Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Intermediate-Term Bond Fund at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 19, 2011

================================================================================

20  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2011

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                       COUPON                                VALUE
(000)       SECURITY                                          RATE         MATURITY                (000)
--------------------------------------------------------------------------------------------------------
            CORPORATE OBLIGATIONS (53.5%)

            CONSUMER DISCRETIONARY (1.4%)
            -----------------------------
            AUTOMOBILE MANUFACTURERS (0.1%)
$    2,000  Ford Motor Credit Co., LLC                        7.00%       10/01/2013           $   2,156
                                                                                               ---------
            AUTOMOTIVE RETAIL (0.1%)
     1,000  AutoZone, Inc.                                    5.75         1/15/2015               1,126
                                                                                               ---------
            BROADCASTING (0.1%)
     1,000  Sinclair Television Group, Inc.(a)                9.25        11/01/2017               1,105
                                                                                               ---------
            CABLE & SATELLITE (0.3%)
       862  Charter Communications Operating, LLC(b)          2.19         3/06/2014                 863
     1,000  Comcast Corp.                                     6.50         1/15/2017               1,191
     1,000  Time Warner Cable, Inc.                           8.25         2/14/2014               1,164
     1,000  Virgin Media Finance plc                          8.38        10/15/2019               1,122
     2,000  Virgin Media Secured Finance plc                  6.50         1/15/2018               2,210
                                                                                               ---------
                                                                                                   6,550
                                                                                               ---------
            CASINOS & GAMING (0.0%)
       134  Caesar's Entertainment Operating Co., Inc.       10.00        12/15/2018                 117
                                                                                               ---------
            DEPARTMENT STORES (0.2%)
     2,000  Federated Retail Holdings, Inc.                   5.90        12/01/2016               2,282
     2,000  Macy's Retail Holdings, Inc.                      7.45         7/15/2017               2,414
                                                                                               ---------
                                                                                                   4,696
                                                                                               ---------
            HOTELS, RESORTS, & CRUISE LINES (0.1%)
     2,000  Starwood Hotels & Resorts Worldwide, Inc.         7.88        10/15/2014               2,295
                                                                                               ---------
            HOUSEHOLD APPLIANCES (0.1%)
     1,000  Whirlpool Corp.                                   7.75         7/15/2016               1,199
                                                                                               ---------
            LEISURE PRODUCTS (0.1%)
     2,000  Hasbro, Inc.                                      6.13         5/15/2014               2,226
                                                                                               ---------
            SPECIALIZED CONSUMER SERVICES (0.2%)
     1,000  Service Corp. International                       7.63        10/01/2018               1,120
     2,000  Service Corp. International                       7.00         5/15/2019               2,145
                                                                                               ---------
                                                                                                   3,265
                                                                                               ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                       COUPON                                VALUE
(000)       SECURITY                                          RATE         MATURITY                (000)
--------------------------------------------------------------------------------------------------------
            SPECIALTY STORES (0.1%)
$    2,000  Staples, Inc.                                    9.75%         1/15/2014           $   2,381
                                                                                               ---------
            Total Consumer Discretionary                                                          27,116
                                                                                               ---------
            CONSUMER STAPLES (1.0%)
            -----------------------
            AGRICULTURAL PRODUCTS (0.1%)
     2,000  Cargill, Inc.(a)                                 6.00         11/27/2017               2,352
                                                                                               ---------
            DRUG RETAIL (0.7%)
    14,600  CVS Caremark Corp.                               6.30          6/01/2037              14,238
                                                                                               ---------
            SOFT DRINKS (0.1%)
     1,000  Coca Cola Enterprises, Inc.                      7.38          3/03/2014               1,165
                                                                                               ---------
            TOBACCO (0.1%)
     1,000  Universal Corp.                                  5.00          9/01/2011               1,002
                                                                                               ---------
            Total Consumer Staples                                                                18,757
                                                                                               ---------
            ENERGY (7.9%)
            -------------
            INTEGRATED OIL & GAS (0.2%)
     2,000  Hess Corp.                                       8.13          2/15/2019               2,599
     1,000  Polar Tankers, Inc.(a)                           5.95          5/10/2037               1,076
                                                                                               ---------
                                                                                                   3,675
                                                                                               ---------
            OIL & GAS DRILLING (0.3%)
     2,000  Nabors Industries, Inc.                          9.25          1/15/2019               2,617
     3,000  QGOG Atlantic/Alaskan Rigs Ltd.(a)               5.25          7/30/2018               3,067
                                                                                               ---------
                                                                                                   5,684
                                                                                               ---------
            OIL & GAS EQUIPMENT & SERVICES (0.2%)
     2,000  Exterran Holdings, Inc.(a)                       7.25         12/01/2018               2,035
     2,000  Seacor Holdings, Inc.(c)                         5.88         10/01/2012               2,076
                                                                                               ---------
                                                                                                   4,111
                                                                                               ---------
            OIL & GAS EXPLORATION & PRODUCTION (1.9%)
     8,000  Anadarko Petroleum Corp.                         6.38          9/15/2017               9,443
     3,000  Chesapeake Energy Corp.                          6.63          8/15/2020               3,255
     1,208  Denbury Resources, Inc.                          9.75          3/01/2016               1,356
     4,000  Denbury Resources, Inc.                          6.38          8/15/2021               4,130
     2,000  Devon Energy Corp.                               6.30          1/15/2019               2,397
     1,000  EQT Corp.                                        8.13          6/01/2019               1,250
     2,000  Equitable Resources Foundation, Inc.             6.50          4/01/2018               2,318
     3,000  Newfield Exploration Co.                         6.88          2/01/2020               3,247
     2,000  Noble Energy, Inc.                               8.25          3/01/2019               2,623
     5,000  QEP Resources, Inc.                              6.88          3/01/2021               5,450
     1,000  Range Resources Corp.                            8.00          5/15/2019               1,110
                                                                                               ---------
                                                                                                  36,579
                                                                                               ---------

================================================================================

22  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                       COUPON                                VALUE
(000)       SECURITY                                          RATE         MATURITY                (000)
--------------------------------------------------------------------------------------------------------
            OIL & GAS REFINING & MARKETING (0.2%)
$    2,000  Motiva Enterprises, LLC(a)                       5.75%         1/15/2020           $   2,309
     1,000  Sunoco, Inc.                                     9.63          4/15/2015               1,180
     1,000  Tesoro Corp.                                     6.63         11/01/2015               1,030
                                                                                               ---------
                                                                                                   4,519
                                                                                               ---------
            OIL & GAS STORAGE & TRANSPORTATION (5.1%)
       250  Buckeye Partners, LP                             5.13          7/01/2017                 272
     1,000  DCP Midstream, LLC(a)                            9.70         12/01/2013               1,167
     1,000  Duke Capital Corp., LLC                          5.50          3/01/2014               1,098
     1,000  Duke Capital Corp., LLC                          8.00         10/01/2019               1,260
     1,000  El Paso Corp.                                    6.50          9/15/2020               1,117
     3,000  El Paso Corp.                                    7.75          1/15/2032               3,578
     2,000  El Paso Energy Corp.(a),(c)                      5.90          4/01/2017               2,317
     2,000  El Paso Pipeline Partners Operating, LLC         6.50          4/01/2020               2,309
     9,000  Enbridge Energy Partners, LP                     8.05         10/01/2037               9,916
     1,000  Energy Transfer Partners, LP                     6.00          7/01/2013               1,080
     1,000  Energy Transfer Partners, LP                     9.70          3/15/2019               1,298
     1,000  Enterprise Products Operating, LP                8.38          8/01/2066               1,089
     5,000  Enterprise Products Operating, LP                7.00          6/01/2067               5,043
     3,550  Enterprise Products Operating, LP                7.03          1/15/2068               3,746
     2,000  Gulf South Pipeline Co., LP(a)                   5.75          8/15/2012               2,075
     2,000  Kaneb Pipe Line Operating Partnership, LP        5.88          6/01/2013               2,140
     2,405  Kinder Morgan Finance Co.                        5.70          1/05/2016               2,537
     6,000  NGPL PipeCo, LLC(a)                              6.51         12/15/2012               6,331
     2,000  NGPL PipeCo, LLC(c)                              7.12         12/15/2017               2,277
     5,000  NuStar Logistics, LP                             4.80          9/01/2020               5,221
     2,000  Oneok Partners, LP                               8.63          3/01/2019               2,603
     1,000  Plains All American Pipeline, LP                 8.75          5/01/2019               1,292
     1,000  Rockies Express Pipeline, LLC(a)                 3.90          4/15/2015               1,038
     2,000  Sabine Pass LNG, LP(c)                           7.25         11/30/2013               2,055
     3,000  Southeast Supply Header(a)                       4.85          8/15/2014               3,220
    16,000  Southern Union Co.                               7.20         11/01/2066              14,960
     1,000  Spectra Energy Capital, LLC                      5.90          9/15/2013               1,086
     2,000  Sunoco Logistics Partners Operations, LP         8.75          2/15/2014               2,278
     3,000  Targa Resources Partners, LP(a)                  6.88          2/01/2021               3,008
     1,000  Tennessee Gas Pipeline Co.                       8.00          2/01/2016               1,226
     2,000  Tennessee Gas Pipeline Co.                       7.00         10/15/2028               2,374
       500  Transcontinental Gas Pipeline Corp.              8.88          7/15/2012                 538
     1,000  Valero Logistics Operations, LP                  6.05          3/15/2013               1,065
     5,000  Western Gas Partners, LP                         5.38          6/01/2021               5,334
                                                                                               ---------
                                                                                                  97,948
                                                                                               ---------
            Total Energy                                                                         152,516
                                                                                               ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                       COUPON                                VALUE
(000)       SECURITY                                          RATE         MATURITY                (000)
--------------------------------------------------------------------------------------------------------
            FINANCIALS (25.1%)
            ------------------
            ASSET MANAGEMENT & CUSTODY BANKS (0.6%)
$    2,000  Mellon Bank, N.A.                                5.45%         4/01/2016           $   2,261
    10,000  State Street Capital Trust IV                    1.25(d)       6/15/2037               8,269
                                                                                               ---------
                                                                                                  10,530
                                                                                               ---------
            CONSUMER FINANCE (0.8%)
     8,000  American Express Co.                             6.80          9/01/2066               8,270
     2,000  American General Finance Corp.                   4.88          7/15/2012               1,998
     1,000  American Honda Finance Corp.(a)                  6.70         10/01/2013               1,113
       965  Capital One Financial Corp.                      7.69          8/15/2036                 990
     1,000  ERAC USA Finance Co.(a)                          6.20         11/01/2016               1,161
     1,000  Ford Motor Credit Co., LLC                       7.50          8/01/2012               1,048
     1,266  General Motors Acceptance Corp.                  6.88          8/28/2012               1,310
                                                                                               ---------
                                                                                                  15,890
                                                                                               ---------
            DIVERSIFIED BANKS (0.8%)
     1,000  Comerica Bank                                    5.20          8/22/2017               1,098
     1,000  Emigrant Bancorp, Inc.(a)                        6.25          6/15/2014                 906
     2,000  First Union National Bank, FL                    6.18          2/15/2036               2,300
     3,000  First Union National Bank, NC                    6.18          2/15/2036               3,450
     2,500  USB Realty Corp.(a)                              6.09                  -(e)            2,140
     3,470  Wells Fargo Capital XIII                         7.70                  -(e)            3,596
     1,000  Wells Fargo Capital XV                           9.75                  -(e)            1,064
                                                                                               ---------
                                                                                                  14,554
                                                                                               ---------
            INVESTMENT BANKING & BROKERAGE (0.6%)
     6,000  Goldman Sachs Capital II                         5.79                  -(e)            4,770
     6,569  Schwab Capital Trust I                           7.50         11/15/2037               6,762
                                                                                               ---------
                                                                                                  11,532
                                                                                               ---------
            LIFE & HEALTH INSURANCE (4.0%)
     2,000  Blue Cross Blue Shield, Inc.                     8.25         11/15/2011               2,031
     2,000  Forethought Financial Group(a)                   8.63          4/15/2021               2,085
    11,500  Great-West Life & Annuity Insurance Co.(a)       7.15          5/16/2046              11,759
     3,000  Jackson National Life Global Funding(a)          5.38          5/08/2013               3,210
    12,018  Lincoln National Corp.                           7.00          5/17/2066              12,258
     5,000  MetLife Capital Trust X(a)                       9.25          4/08/2038               6,225
     8,000  MetLife, Inc.                                    6.40         12/15/2036               7,968
     1,000  Ohio National Financial Services, Inc.(a)        6.38          4/30/2020               1,102
     2,000  Ohio National Financial Services, Inc.(a)        6.63          5/01/2031               2,143
     3,000  Principal Financial Global Fund, LLC             0.77(d)       1/10/2031               2,435
     2,000  Prudential Financial, Inc.                       6.00         12/01/2017               2,304
     3,000  Prudential Financial, Inc.                       8.88          6/15/2038               3,517

================================================================================

24  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                         COUPON                              VALUE
(000)       SECURITY                                            RATE       MATURITY                (000)
--------------------------------------------------------------------------------------------------------
$   19,471  StanCorp Financial Group, Inc.                      6.90%      6/01/2067           $  18,528
     2,000  Travelers Life & Annuity(a)                         5.13       8/15/2014               2,224
                                                                                               ---------
                                                                                                  77,789
                                                                                               ---------
            MULTI-LINE INSURANCE (2.4%)
     2,000  American International Group, Inc.                  8.18       5/15/2058               2,188
     8,000  Genworth Financial, Inc.                            6.15      11/15/2066               5,280
    10,000  Glen Meadow(a)                                      6.51       2/12/2067               8,525
     2,000  HCC Insurance Holdings, Inc.                        6.30      11/15/2019               2,235
     1,000  ILFC E-Capital Trust I(a)                           5.74(d)   12/21/2065                 841
     2,000  ILFC E-Capital Trust II(a)                          6.25      12/21/2065               1,720
     3,000  International Lease Finance Corp.(a)                6.50       9/01/2014               3,195
     2,000  Liberty Mutual Group, Inc.                          7.30       6/15/2014               2,188
    17,235  Nationwide Mutual Insurance Co.(a),(c)              5.81      12/15/2024              17,019
     3,000  Unitrin, Inc.                                       6.00      11/30/2015               3,253
                                                                                               ---------
                                                                                                  46,444
                                                                                               ---------
            MULTI-SECTOR HOLDINGS (0.3%)
     2,500  Leucadia National Corp.                             8.13       9/15/2015               2,762
     2,000  Leucadia National Corp.                             7.13       3/15/2017               2,093
                                                                                               ---------
                                                                                                   4,855
                                                                                               ---------
            OTHER DIVERSIFIED FINANCIAL SERVICES (1.5%)
     3,000  AgFirst Farm Credit Bank                            6.59               -(e)            2,573
     1,000  Bank of America Corp.                               8.00               -(e)            1,031
     1,000  Bank of America Corp.                               8.13               -(e)            1,031
     2,000  Bank of America Corp.                               5.75      12/01/2017               2,142
     1,000  Bank of America Corp. Capital Trust XV              1.05(d)    6/01/2056                 669
     2,000  Citigroup, Inc.                                     6.38       8/12/2014               2,229
     1,000  First Republic Bank Corp.                           7.75       9/15/2012               1,048
     2,000  General Electric Capital Corp.                      4.80       5/01/2013               2,128
     6,000  General Electric Capital Corp.                      6.38      11/15/2067               6,165
     6,440  General Electric Capital Corp.                      6.38      11/15/2067               6,585
     2,000  J.P. Morgan Chase & Co. Capital XIII                1.20(d)    9/30/2034               1,611
     2,000  Merrill Lynch & Co., Inc.                           6.05       8/15/2012               2,088
                                                                                               ---------
                                                                                                  29,300
                                                                                               ---------
            PROPERTY & CASUALTY INSURANCE (4.2%)
     1,000  21st Century Insurance Group                        5.90      12/15/2013               1,063
     5,000  Alleghany Corp.                                     5.63       9/15/2020               5,223
     2,000  Allied World Assurance                              5.50      11/15/2020               2,069
    10,000  Allstate Corp.                                      6.13       5/15/2037               9,812
     1,535  Assured Guaranty U.S. Holdings, Inc.                7.00       6/01/2034               1,568
     2,425  Assured Guaranty U.S. Holdings, Inc.                6.40      12/15/2066               1,916
    10,000  BNSF Funding Trust I                                6.61      12/15/2055              10,350
     8,000  Chubb Corp.                                         6.38       3/29/2067               8,300

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                        COUPON                               VALUE
(000)       SECURITY                                           RATE        MATURITY                (000)
--------------------------------------------------------------------------------------------------------
$    3,000  Farmers Exchange Capital(a)                       7.05%        7/15/2028           $   3,176
     3,000  Financial Security Assurance Holdings Ltd.(a)     6.40        12/15/2066               2,295
     1,000  Infinity Property & Casualty Corp.                5.50         2/18/2014               1,061
     6,760  Ironshore Holdings, Inc.(a)                       8.50         5/15/2020               7,469
     3,000  Liberty Mutual Group, Inc.(a)                     7.00         3/15/2037               2,923
    15,810  Progressive Corp.                                 6.70         6/15/2037              16,344
     2,000  RLI Corp.                                         5.95         1/15/2014               2,122
     5,000  Travelers Companies, Inc.                         6.25         3/15/2037               5,294
                                                                                               ---------
                                                                                                  80,985
                                                                                               ---------
            REGIONAL BANKS (3.7%)
     8,000  Allfirst Preferred Capital Trust                  1.75(d)      7/15/2029               7,080
     1,750  Bank of Oklahoma                                  5.75         5/15/2017               1,720
     2,000  Chittenden Corp.                                  5.80         2/14/2017               2,005
     1,000  City National Corp.                               5.13         2/15/2013               1,046
     2,000  Cullen/Frost Bankers, Inc.                        5.75         2/15/2017               1,981
     2,000  Cullen/Frost Capital Trust II                     1.80(d)      3/01/2034               1,629
    10,000  Fifth Third Capital Trust IV                      6.50         4/15/2037               9,800
     2,395  First Empire Capital Trust I                      8.23         2/01/2027               2,457
     1,000  First Maryland Capital Trust I                    1.25(d)      1/15/2027                 854
     1,000  First Tennessee Bank, N.A.                        4.63         5/15/2013               1,033
     3,000  First Tennessee Bank, N.A.                        5.65         4/01/2016               3,244
     2,000  Fulton Capital Trust I                            6.29         2/01/2036               1,725
     2,000  Huntington Bancshares, Inc.                       7.00        12/15/2020               2,303
     2,500  Huntington Capital III                            6.65         5/15/2037               2,431
     2,000  Key Bank, N.A.                                    5.45         3/03/2016               2,214
     8,000  Manufacturers & Traders Trust Co.                 5.63        12/01/2021               8,076
     1,500  National City Preferred Capital Trust I          12.00                 -(e)            1,642
     5,000  PNC Preferred Funding Trust III(a)                8.70                 -(e)            5,252
     2,000  Susquehanna Bancshares, Inc.                      2.09(d)      5/01/2014               1,863
     2,000  TCF Financial Bank                                1.88(d)      6/15/2014               1,936
     2,000  TCF National Bank                                 5.50         2/01/2016               1,978
     2,000  U.S. AgBank, FCB(a)                               6.11                 -(e)            1,332
     4,000  Webster Capital Trust IV                          7.65         6/15/2037               4,023
     1,000  Webster Financial Corp.                           5.13         4/15/2014                 993
     1,000  Whitney National Bank                             5.88         4/01/2017               1,078
     1,000  Wilmington Trust Corp.                            8.50         4/02/2018               1,245
     1,000  Zions Bancorp                                     6.00         9/15/2015               1,037
                                                                                               ---------
                                                                                                  71,977
                                                                                               ---------
            REINSURANCE (0.5%)
     5,624  Max USA Holdings Ltd.(a)                          7.20          4/14/2017              5,948
     3,000  Platinum Underwriters Finance, Inc.               7.50          6/01/2017              3,289
                                                                                               ---------
                                                                                                   9,237
                                                                                               ---------

================================================================================

26 | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                      COUPON                                 VALUE
(000)       SECURITY                                         RATE          MATURITY                (000)
--------------------------------------------------------------------------------------------------------
            REITs - DIVERSIFIED (0.6%)
$    1,000  Liberty Property, LP                             5.13%         3/02/2015           $   1,097
     1,000  Liberty Property, LP                             6.63         10/01/2017               1,169
     4,000  Washington REIT                                  5.35          5/01/2015               4,394
     5,000  Wells Real Estate Investment Trust II, Inc.      5.88          4/01/2018               5,331
                                                                                               ---------
                                                                                                  11,991
                                                                                               ---------
            REITs - INDUSTRIAL (0.5%)
     2,500  AMB Property, LP                                 6.30          6/01/2013               2,689
     5,000  ProLogis, LP                                     6.88          3/15/2020               5,676
     1,000  ProLogis, LP                                     2.25          4/01/2037               1,000
     1,000  ProLogis, LP                                     1.88         11/15/2037                 996
                                                                                               ---------
                                                                                                  10,361
                                                                                               ---------
            REITs - OFFICE (1.1%)
     2,000  BioMed Realty, LP(a)                             6.13          4/15/2020               2,190
     2,000  Boston Properties, Inc.                          5.88         10/15/2019               2,257
       365  Boston Properties, LP                            6.25          1/15/2013                 391
     2,000  Brandywine Operating Partnership, LP             7.50          5/15/2015               2,318
     1,000  Brandywine Operating Partnership, LP             6.00          4/01/2016               1,108
     1,000  Duke Realty, LP                                  5.50          3/01/2016               1,097
     1,000  Duke Realty, LP                                  5.95          2/15/2017               1,106
     1,000  Duke Realty, LP                                  6.50          1/15/2018               1,128
     1,000  HRPT Properties Trust                            5.75         11/01/2015               1,082
     2,000  HRPT Properties Trust                            6.25          8/15/2016               2,226
     1,700  HRPT Properties Trust                            6.25          6/15/2017               1,889
     1,000  HRPT Properties Trust                            6.65          1/15/2018               1,135
     1,500  Mack-Cali Realty, LP                             5.80          1/15/2016               1,676
     1,000  Mack-Cali Realty, LP                             7.75          8/15/2019               1,230
     1,000  Reckson Operating Partnership, LP                6.00          3/31/2016               1,090
                                                                                               ---------
                                                                                                  21,923
                                                                                               ---------
            REITs - RESIDENTIAL (0.7%)
     2,000  AvalonBay Communities, Inc.                      5.50          1/15/2012               2,043
     1,330  BRE Properties, Inc.                             5.50          3/15/2017               1,478
     1,000  ERP Operating, LP                                6.63          3/15/2012               1,035
     1,965  ERP Operating, LP                                6.58          4/13/2015               2,275
     1,000  Post Apartment Homes, LP                         5.45          6/01/2012               1,027
     3,000  UDR, Inc.                                        5.13          1/15/2014               3,195
     2,000  United Dominion Realty Trust                     5.25          1/15/2015               2,163
                                                                                               ---------
                                                                                                  13,216
                                                                                               ---------
            REITs - RETAIL (1.0%)
     1,000  Developers Diversified Realty Corp.              5.38         10/15/2012               1,029
     2,000  Developers Diversified Realty Corp.              5.50          5/01/2015               2,158

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                      COUPON                                 VALUE
(000)       SECURITY                                         RATE          MATURITY                (000)
--------------------------------------------------------------------------------------------------------
$    3,000  Equity One, Inc.                                 6.25%        12/15/2014           $   3,299
     1,000  Federal Realty Investment Trust                  6.20          1/15/2017               1,142
     1,000  National Retail Properties, Inc.                 6.88         10/15/2017               1,137
     1,000  Pan Pacific Retail Properties, Inc.              5.25          9/01/2015               1,082
     2,000  Realty Income Corp.                              5.95          9/15/2016               2,253
     2,000  Regency Centers, LP                              5.88          6/15/2017               2,260
     1,000  Simon Property Group, LP                         6.10          5/01/2016               1,161
     4,000  Weingarten Realty Investors                      4.86          1/15/2014               4,272
                                                                                               ---------
                                                                                                  19,793
                                                                                               ---------
            REITs - SPECIALIZED (1.8%)
     6,000  Entertainment Properties Trust                   7.75          7/15/2020               6,750
     2,000  Health Care Property Investors, Inc.             6.30          9/15/2016               2,274
     2,000  Health Care REIT, Inc.                           4.70          9/15/2017               2,076
     3,000  Health Care REIT, Inc.                           6.13          4/15/2020               3,309
     2,000  Health Care REIT, Inc.                           4.95          1/15/2021               2,041
     3,000  Healthcare Realty Trust                          6.50          1/17/2017               3,409
     1,000  Hospitality Properties Trust                     5.13          2/15/2015               1,065
     1,000  Host Hotels & Resorts, LP                        9.00          5/15/2017               1,126
     2,000  Nationwide Health Properties, Inc.               6.90         10/01/2037               2,104
     6,000  Senior Housing Properties Trust                  6.75          4/15/2020               6,566
     1,000  Ventas Realty, LP                                9.00          5/01/2012               1,054
       500  Ventas Realty, LP                                6.50          6/01/2016                 520
     3,000  Ventas Realty, LP                                6.75          4/01/2017               3,215
                                                                                               ---------
                                                                                                  35,509
                                                                                               ---------
            Total Financials                                                                     485,886
                                                                                               ---------
            HEALTH CARE (0.4%)
            ------------------
            HEALTH CARE EQUIPMENT (0.1%)
     1,000  Baxter International, Inc.                       4.00          3/01/2014               1,079
     1,000  Hospira, Inc.                                    6.40          5/15/2015               1,149
     1,000  Hospira, Inc.                                    6.05          3/30/2017               1,156
                                                                                               ---------
                                                                                                   3,384
                                                                                               ---------
            HEALTH CARE FACILITIES (0.1%)
     1,500  HCA, Inc.                                        7.25          9/15/2020               1,590
                                                                                               ---------
            HEALTH CARE SERVICES (0.1%)
     1,000  Laboratory Corp. of America                      5.63         12/15/2015               1,137
                                                                                               ---------
            MANAGED HEALTH CARE (0.1%)
     2,000  Highmark, Inc.(a)                                6.80          8/15/2013               2,213
                                                                                               ---------
            Total Health Care                                                                      8,324
                                                                                               ---------

================================================================================

28 | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                       COUPON                                VALUE
(000)       SECURITY                                          RATE         MATURITY                (000)
--------------------------------------------------------------------------------------------------------
            INDUSTRIALS (2.9%)
            ------------------
            AEROSPACE & DEFENSE (0.1%)
$    2,500  L 3 Communications Corp.                          6.38%       10/15/2015           $   2,572
                                                                                               ---------
            AIR FREIGHT & LOGISTICS (0.1%)
     2,000  FedEx Corp.                                       7.38         1/15/2014               2,300
                                                                                               ---------
            AIRLINES (1.1%)
       278  America West Airlines, Inc.
               Pass-Through Trust                             6.87         1/02/2017                 275
     1,544  America West Airlines, Inc.
               Pass-Through Trust (INS)                       7.93         1/02/2019               1,572
     2,347  American Airlines, Inc.
               Pass-Through Trust                            10.38         7/02/2019               2,710
     4,560  Continental Airlines, Inc.
               Pass-Through Trust                             9.00         7/08/2016               5,245
       909  Continental Airlines, Inc.
               Pass-Through Trust                             6.55         2/02/2019                 955
     1,096  Continental Airlines, Inc.
               Pass-Through Trust (INS)                       6.24         3/15/2020               1,113
     5,000  US Airways Group, Inc.                            6.25         4/22/2023               4,800
     2,284  US Airways Pass-Through Trust (INS)               7.08         3/20/2021               2,250
     3,000  US Airways Pass-Through Trust                     7.13        10/22/2023               2,985
                                                                                               ---------
                                                                                                  21,905
                                                                                               ---------
            BUILDING PRODUCTS (0.2%)
     1,000  Building Materials Corp.(a)                       7.00         2/15/2020               1,052
     1,000  USG Corp.                                         6.30        11/15/2016                 865
     1,000  USG Corp.                                         9.75         1/15/2018                 968
                                                                                               ---------
                                                                                                   2,885
                                                                                               ---------
            CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.2%)
     1,000  Paccar, Inc.                                      6.88         2/15/2014               1,146
     2,500  Terex Corp.(b),(f)                                4.00         7/26/2017               2,510
                                                                                               ---------
                                                                                                   3,656
                                                                                               ---------
            ENVIRONMENTAL & FACILITIES SERVICES (0.1%)
     2,000  Allied Waste North America, Inc.                  6.88         6/01/2017               2,165
                                                                                               ---------
            INDUSTRIAL CONGLOMERATES (0.6%)
     2,945  Pinafore, LLC(b)                                  4.25         9/29/2016               2,952
     2,000  Textron Financial Corp.                           5.40         4/28/2013               2,124
     3,000  Tyco International Finance                        8.50         1/15/2019               3,899
     2,000  Tyco International Finance S.A.                   4.13        10/15/2014               2,153
                                                                                               ---------
                                                                                                  11,128
                                                                                               ---------
            INDUSTRIAL MACHINERY (0.1%)
     1,500  SPX Corp.(a)                                      6.88         9/01/2017               1,616
                                                                                               ---------
            RAILROADS (0.2%)
     3,184  Southern Capital Corp.(a)                         5.70         6/30/2022               3,345
                                                                                               ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                      COUPON                                 VALUE
(000)       SECURITY                                         RATE          MATURITY                (000)
--------------------------------------------------------------------------------------------------------
            SECURITY & ALARM SERVICES (0.2%)
$    2,000  Corrections Corp. of America                     7.75%         6/01/2017           $   2,182
     2,000  GEO Group, Inc.                                  7.75         10/15/2017               2,150
                                                                                               ---------
                                                                                                   4,332
                                                                                               ---------
            Total Industrials                                                                     55,904
                                                                                               ---------
            INFORMATION TECHNOLOGY (0.2%)
            -----------------------------
            DATA PROCESSING & OUTSOURCED SERVICES (0.2%)
     1,000  Computer Sciences Corp.                          5.50          3/15/2013               1,062
     2,000  First American Capital Trust I                   8.50          4/15/2012               2,045
                                                                                               ---------
            Total Information Technology                                                           3,107
                                                                                               ---------
            MATERIALS (1.5%)
            ----------------
            COMMODITY CHEMICALS (0.0%)
       807  Sweetwater Investors, LLC(a)                     5.88          5/15/2014                 778
                                                                                               ---------
            CONSTRUCTION MATERIALS (0.2%)
     3,450  Vulcan Materials Co.                             6.40         11/30/2017               3,398
                                                                                               ---------
            DIVERSIFIED CHEMICALS (0.3%)
     2,000  Chevron Phillips Chemical Co., LP(a)             7.00          6/15/2014               2,266
     2,000  Dow Chemical Co.                                 5.90          2/15/2015               2,281
     1,000  E.I. du Pont de Nemours and Co.                  6.00          7/15/2018               1,189
                                                                                               ---------
                                                                                                   5,736
                                                                                               ---------
            GOLD (0.1%)
     2,000  Barrick Gold Finance Co., LLC                    6.13          9/15/2013               2,219
                                                                                               ---------
            METAL & GLASS CONTAINERS (0.3%)
     2,000  Ball Corp.                                       6.63          3/15/2018               2,067
     2,725  Silgan Holdings, Inc.                            7.25          8/15/2016               2,923
                                                                                               ---------
                                                                                                   4,990
                                                                                               ---------
            PAPER PACKAGING (0.2%)
     5,153  Sealed Air Corp.(a)                              6.88          7/15/2033               4,675
                                                                                               ---------
            PAPER PRODUCTS (0.3%)
     1,000  Clearwater Paper Corp.                           7.13         11/01/2018               1,049
     3,000  International Paper Co.                          7.50          8/15/2021               3,671
                                                                                               ---------
                                                                                                   4,720
                                                                                               ---------
            STEEL (0.1%)
     2,000  Allegheny Technologies, Inc.                     9.38          6/01/2019               2,602
                                                                                               ---------
            Total Materials                                                                       29,118
                                                                                               ---------

================================================================================

30  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                      COUPON                                 VALUE
(000)       SECURITY                                         RATE          MATURITY                (000)
--------------------------------------------------------------------------------------------------------
            TELECOMMUNICATION SERVICES (1.4%)
            ---------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (1.0%)
$    5,000  Qwest Communications International               7.13%         4/01/2018           $   5,375
     6,000  Qwest Communications International, Inc.         7.50          2/15/2014               6,105
     4,000  Qwest Corp.                                      8.38          5/01/2016               4,760
     1,000  Verizon Communications, Inc.                     5.25          4/15/2013               1,074
     2,000  Windstream Corp.                                 7.88         11/01/2017               2,147
                                                                                               ---------
                                                                                                  19,461
                                                                                               ---------
            WIRELESS TELECOMMUNICATION SERVICES (0.4%)
     3,000  Nextel Communications, Inc.                      6.88         10/31/2013               3,028
     2,000  Nextel Communications, Inc.                      5.95          3/15/2014               2,020
     3,000  Verizon Wireless Capital, LLC                    5.55          2/01/2014               3,315
                                                                                               ---------
                                                                                                   8,363
                                                                                               ---------
            Total Telecommunication Services                                                      27,824
                                                                                               ---------
            UTILITIES (11.7%)
            -----------------
            ELECTRIC UTILITIES (5.3%)
     1,000  Ameren Corp.                                     8.88          5/15/2014               1,165
     1,000  Ameren III Co.                                   6.13         11/15/2017               1,166
     1,000  Ameren UE                                        5.10         10/01/2019               1,099
     2,000  AmerenIP                                         9.75         11/15/2018               2,678
       970  Bruce Mansfield Unit 1 & 2 2007
               Pass-Through Trust                            6.85          6/01/2034               1,069
     1,045  Carolina Power & Light Co.                       6.13          9/15/2033               1,187
     1,002  Cedar Brakes II, LLC(a)                          9.88          9/01/2013               1,045
     2,000  Cleveland Electric Illuminating Co.              8.88         11/15/2018               2,629
     2,000  Commonwealth Edison Co.                          5.80          3/15/2018               2,298
     1,000  Duke Energy Carolinas, LLC                       5.75         11/15/2013               1,109
     1,500  Duquesne Light Holdings(a)                       5.90         12/01/2021               1,547
    10,000  Duquesne Light Holdings, Inc.(a)                 6.40          9/15/2020              10,728
     2,225  Entergy Texas, Inc.                              3.60          6/01/2015               2,321
       636  FPL Energy National Wind, LLC(a)                 5.61          3/10/2024                 670
    14,000  FPL Group Capital, Inc.                          6.35         10/01/2066              13,840
     1,000  FPL Group Capital, Inc.                          7.30          9/01/2067               1,054
     3,000  Great Plains Energy, Inc.                        6.88          9/15/2017               3,533
     2,000  Indiana Michigan Power Co.                       7.00          3/15/2019               2,438
     2,320  ITC Holdings Corp.(a)                            5.25          7/15/2013               2,403
     2,000  Metropolitan Edison Co.                          7.70          1/15/2019               2,469
     1,000  MidAmerican Energy Holdings Co.                  5.88         10/01/2012               1,058
     1,000  Nevada Power Co.                                 6.50          5/15/2018               1,190
     2,000  Northeast Utilities                              5.65          6/01/2013               2,150
     1,700  Northern States Power Co.                        8.00          8/28/2012               1,834
     3,000  NV Energy, Inc.                                  6.25         11/15/2020               3,244

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                      COUPON                                 VALUE
(000)       SECURITY                                         RATE          MATURITY                (000)
--------------------------------------------------------------------------------------------------------
$    2,000  Oglethorpe Power Corp.                           6.10%         3/15/2019           $   2,348
     2,000  Otter Tail Corp.                                 9.00         12/15/2016               2,225
    16,100  PPL Capital Funding, Inc.                        6.70          3/30/2067              15,885
     1,000  PSI Energy, Inc.                                 6.05          6/15/2016               1,159
     3,000  Public Service Co. of New Mexico                 7.95          5/15/2018               3,461
     1,000  Public Service Co. of Oklahoma                   6.15          8/01/2016               1,147
     4,000  Texas - New Mexico Power Co.(a)                  9.50          4/01/2019               5,367
     2,817  Texas Competitive Electric Holdings Co., LLC(b)  4.73         10/10/2017               2,108
       674  Tristate General & Transport Association(a)      6.04          1/31/2018                 735
     1,000  Union Electric Co.                               6.70          2/01/2019               1,204
                                                                                               ---------
                                                                                                 101,563
                                                                                               ---------
            GAS UTILITIES (1.5%)
     2,000  AGL Capital Corp.                                6.38          7/15/2016               2,332
     2,000  Atmos Energy Corp.                               6.35          6/15/2017               2,356
     1,000  Atmos Energy Corp.                               8.50          3/15/2019               1,314
     2,000  Florida Gas Transmission Co.(a)                  7.90          5/15/2019               2,521
     3,000  Florida Gas Transmission Co.(a)                  5.45          7/15/2020               3,294
     3,000  Gulfstream Natural Gas(a)                        6.95          6/01/2016               3,594
     1,000  National Fuel Gas Co.                            7.38          6/13/2025               1,135
     1,000  Northern Natural Gas Co.(a)                      5.38         10/31/2012               1,059
     1,000  Questar Pipeline Co.                             5.83          2/01/2018               1,164
     8,110  SourceGas, LLC(a)                                5.90          4/01/2017               8,341
     1,000  Southern Star Central Gas Pipeline, Inc.(a)      6.00          6/01/2016               1,111
                                                                                               ---------
                                                                                                  28,221
                                                                                               ---------
            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.4%)
     2,680  IPALCO Enterprises, Inc.(a)                      7.25          4/01/2016               3,002
     4,500  IPALCO Enterprises, Inc.(a)                      5.00          5/01/2018               4,477
                                                                                               ---------
                                                                                                   7,479
                                                                                               ---------
            MULTI-UTILITIES (4.4%)
     1,000  Baltimore Gas and Electric Co.                   5.90         10/01/2016               1,168
     3,500  Black Hills Corp.                                6.50          5/15/2013               3,741
     3,000  Black Hills Corp.                                5.88          7/15/2020               3,249
     2,000  CenterPoint Energy Houston Electric, LLC         7.00          3/01/2014               2,293
     1,000  CenterPoint Energy Resources Corp.               5.95          1/15/2014               1,105
     2,000  CMS Energy Corp.                                 6.25          2/01/2020               2,192
     1,000  Dominion Resources, Inc.                         8.88          1/15/2019               1,326
    11,050  Dominion Resources, Inc.                         7.50          6/30/2066              11,703
     5,000  Dominion Resources, Inc.                         6.30          9/30/2066               4,870
     1,000  Energy East Corp.                                6.75          6/15/2012               1,047
    16,663  Integrys Energy Group, Inc.                      6.11         12/01/2066              16,523
     1,000  New York State Electric & Gas Corp.              5.50         11/15/2012               1,045

================================================================================

32  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                      COUPON                                 VALUE
(000)       SECURITY                                         RATE          MATURITY                (000)
--------------------------------------------------------------------------------------------------------
$    1,000  NiSource Finance Corp.                           6.40%         3/15/2018           $   1,155
     1,000  Puget Sound Energy, Inc.                         6.75          1/15/2016               1,198
    10,500  Puget Sound Energy, Inc.                         6.97          6/01/2067              10,854
     2,000  Sempra Energy                                    9.80          2/15/2019               2,744
    19,000  Wisconsin Energy Corp.                           6.25          5/15/2067              19,175
                                                                                               ---------
                                                                                                  85,388
                                                                                               ---------
            WATER UTILITIES (0.1%)
     2,000  American Water Capital Corp.                     6.09         10/15/2017               2,351
                                                                                               ---------
            Total Utilities                                                                      225,002
                                                                                               ---------
            Total Corporate Obligations (cost: $945,265)                                       1,033,554
                                                                                               ---------

            EURODOLLAR AND YANKEE OBLIGATIONS (9.2%)

            CONSUMER STAPLES (0.5%)
            -----------------------
            AGRICULTURAL PRODUCTS (0.4%)
     7,000  Viterra, Inc.(a)                                 5.95          8/01/2020               7,411
                                                                                               ---------
            FOOD RETAIL (0.1%)
     1,485  Ahold Lease USA, Inc.                            7.82          1/20/2020               1,660
                                                                                               ---------
            Total Consumer Staples                                                                 9,071
                                                                                               ---------
            ENERGY (1.5%)
            -------------
            INTEGRATED OIL & GAS (0.1%)
     1,000  Husky Energy, Inc.                               7.25         12/15/2019               1,233
                                                                                               ---------
            OIL & GAS DRILLING (0.2%)
     2,000  Transocean, Inc.                                 1.50         12/15/2037               2,002
     2,000  Transocean, Inc.                                 1.50         12/15/2037               1,973
                                                                                               ---------
                                                                                                   3,975
                                                                                               ---------
            OIL & GAS EQUIPMENT & SERVICES (0.1%)
     2,000  Weatherford International Ltd.                   9.63          3/01/2019               2,681
                                                                                               ---------
            OIL & GAS EXPLORATION & PRODUCTION (0.2%)
     1,500  Talisman Energy, Inc.                            7.75          6/01/2019               1,890
     2,000  Woodside Finance Ltd.(a)                         8.75          3/01/2019               2,590
                                                                                               ---------
                                                                                                   4,480
                                                                                               ---------
            OIL & GAS STORAGE & TRANSPORTATION (0.9%)
     1,000  Nakilat, Inc.(a)                                 6.07         12/31/2033               1,053
     2,000  TransCanada Pipelines Ltd.                       7.13          1/15/2019               2,508
    13,860  TransCanada Pipelines Ltd.                       6.35          5/15/2067              14,214
                                                                                               ---------
                                                                                                  17,775
                                                                                               ---------
            Total Energy                                                                          30,144
                                                                                               ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                      COUPON                                 VALUE
(000)       SECURITY                                         RATE          MATURITY                (000)
--------------------------------------------------------------------------------------------------------
            FINANCIALS (4.6%)
            -----------------
            DIVERSIFIED BANKS (0.9%)
$    3,000  BayernLB Capital Trust I                         6.20%                 -(e)        $   1,650
     2,000  LBG Capital No.1 plc                             8.00          6/15/2020               1,860
     3,000  LBG Capital No.1 plc                             7.88         11/01/2020               2,843
     1,000  Lloyds TSB Bank plc(a)                           4.38          1/12/2015               1,025
     2,000  National Capital Trust II(a)                     5.49                  -(e)            1,922
     2,000  Nordea Bank AB(a)                                5.42                  -(e)            1,985
     4,000  Royal Bank of Scotland Group plc                 7.64                  -(e)            2,990
     2,000  Standard Chartered plc(a)                        6.41                  -(e)            1,910
     1,000  Westpac Capital Trust IV(a)                      5.26                  -(e)              965
                                                                                               ---------
                                                                                                  17,150
                                                                                               ---------
            DIVERSIFIED REAL ESTATE ACTIVITIES (0.3%)
     1,000  Brookfield Asset Management, Inc.                7.13          6/15/2012               1,051
     4,500  Brookfield Asset Management, Inc.                5.80          4/25/2017               4,956
                                                                                               ---------
                                                                                                   6,007
                                                                                               ---------
            MULTI-LINE INSURANCE (1.4%)
     1,500  AXA S.A.                                         3.59(d)               -(e)            1,047
     2,000  AXA S.A.(a)                                      6.46                  -(e)            1,680
    15,000  Oil Insurance Ltd.(a)                            3.23(d)               -(e)           13,899
     9,500  ZFS Finance USA Trust II(a)                      6.45         12/15/2065               9,738
                                                                                               ---------
                                                                                                  26,364
                                                                                               ---------
            OTHER DIVERSIFIED FINANCIAL SERVICES (0.2%)
     4,000  ING Groep N.V.                                   5.78                  -(e)            3,640
                                                                                               ---------
            PROPERTY & CASUALTY INSURANCE (1.5%)
     2,000  Allied World Assurance Holdings Ltd.             7.50          8/01/2016               2,325
     3,000  Catlin Insurance Co. Ltd.(a)                     7.25                  -(e)            2,857
     9,500  QBE Capital Funding III, LP(a)                   7.25          5/24/2041               9,699
     9,000  QBE Insurance Group Ltd.(a)                      5.65          7/01/2023               8,914
     5,000  White Mountains Re Group Ltd.(a)                 6.38          3/20/2017               5,276
                                                                                               ---------
                                                                                                  29,071
                                                                                               ---------
            REITs - RETAIL (0.1%)
     2,000  WEA Finance(a)                                   5.75          9/02/2015               2,249
                                                                                               ---------
            SPECIALIZED FINANCE (0.2%)
     4,000  XL Capital Ltd.                                  6.50                  -(e)            3,775
                                                                                               ---------
            Total Financials                                                                      88,256
                                                                                               ---------
            HEALTH CARE (0.1%)
            ------------------
            PHARMACEUTICALS (0.1%)
     2,000  Valeant Pharmaceuticals(a)                       6.88         12/01/2018               1,950
                                                                                               ---------

================================================================================

34  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                       COUPON                                VALUE
(000)       SECURITY                                          RATE         MATURITY                (000)
--------------------------------------------------------------------------------------------------------
            INDUSTRIALS (0.7%)
            ------------------
            AIRPORT SERVICES (0.2%)
$    5,000  BAA Funding Ltd.(a)                              4.88%         7/15/2021           $   5,101
                                                                                               ---------
            CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.1%)
     1,000  CNH Global N.V.(a)                               7.88         12/01/2017               1,137
                                                                                               ---------
            INDUSTRIAL CONGLOMERATES (0.3%)
     4,000  Hutchison Whampoa Ltd.(a)                        6.00                  -(e)            4,160
     1,000  Siemens Financieringsmat(a)                      6.13          8/17/2026               1,183
                                                                                               ---------
                                                                                                   5,343
                                                                                               ---------
            INDUSTRIAL MACHINERY (0.1%)
     2,000  Ingersoll-Rand GL Holding Co.                    9.50          4/15/2014               2,407
                                                                                               ---------
            Total Industrials                                                                     13,988
                                                                                               ---------
            INFORMATION TECHNOLOGY (0.3%)
            -----------------------------
            SEMICONDUCTORS (0.3%)
     5,000  NXP BV/NXP Funding, LLC(a)                       9.75          8/01/2018               5,637
                                                                                               ---------
            MATERIALS (1.3%)
            ----------------
            CONSTRUCTION MATERIALS (0.4%)
     1,306  CRH America, Inc.                                5.63          9/30/2011               1,316
     2,000  CRH America, Inc.                                6.00          9/30/2016               2,243
     3,000  CRH America, Inc.                                5.75          1/15/2021               3,229
                                                                                               ---------
                                                                                                   6,788
                                                                                               ---------
            DIVERSIFIED METALS & MINING (0.5%)
     2,000  Glencore Funding, LLC(a)                         6.00          4/15/2014               2,158
     3,000  Noranda, Inc.                                    6.00         10/15/2015               3,401
     3,000  Rio Tinto Finance (USA) Ltd.                     8.95          5/01/2014               3,621
     1,000  Teck Resources Ltd.                             10.75          5/15/2019               1,274
                                                                                               ---------
                                                                                                  10,454
                                                                                               ---------
            FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
     3,000  Incitec Pivot Finance, LLC(a)                    6.00         12/10/2019               3,293
                                                                                               ---------
            GOLD (0.1%)
     2,000  Barrick Gold Corp.                               6.95          4/01/2019               2,454
                                                                                               ---------
            PAPER PRODUCTS (0.0%)
       500  PE Paper Escrow GmbH(a)                         12.00          8/01/2014                 570
                                                                                               ---------
            STEEL (0.1%)
     1,000  ArcelorMittal                                    9.00          2/15/2015               1,211
                                                                                               ---------
            Total Materials                                                                       24,770
                                                                                               ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                       COUPON                                VALUE
(000)       SECURITY                                          RATE         MATURITY                (000)
--------------------------------------------------------------------------------------------------------
            TELECOMMUNICATION SERVICES (0.1%)
            ---------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (0.1%)
$    2,000  Telecom Italia Capital                           5.25%        11/15/2013           $   2,035
                                                                                               ---------
            UTILITIES (0.1%)
            ----------------
            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
     2,000  Transalta Corp.                                  4.75          1/15/2015               2,172
                                                                                               ---------
            Total Eurodollar and Yankee Obligations
            (cost: $166,491)                                                                     178,023
                                                                                               ---------
            ASSET-BACKED SECURITIES (5.0%)

            FINANCIALS (5.0%)
            -----------------
            ASSET-BACKED FINANCING (5.0%)
     3,000  AESOP Funding II, LLC(a)                         9.31         10/20/2013               3,231
     5,000  AESOP Funding II, LLC                            6.74          5/20/2016               5,711
     2,000  American Express Credit Account Master Trust(a)  0.47(d)       3/17/2014               2,000
     3,000  American Express Credit Account Master Trust(a)  0.54(d)       9/15/2016               2,974
     4,826  AmeriCredit Automobile Receivables Trust         6.96         10/14/2014               5,052
     4,405  Bank One Issuance Trust                          4.77          2/16/2016               4,675
     2,000  Bank One Issuance Trust                          0.99(d)       2/15/2017               1,991
     2,000  Cabela's Credit Card Master Note Trust(a)        5.26         10/15/2014               2,011
     2,189  CenterPoint Energy Transition Bond Co. III, LLC  4.19          2/01/2020               2,371
     3,616  Centre Point Funding, LLC(a)                     5.43          7/20/2015               3,863
     1,000  Citibank Credit Card Issuance Trust              6.95          2/18/2014               1,031
     4,000  Citibank Credit Card Issuance Trust              6.30          6/20/2014               4,176
     1,000  Citibank Credit Card Issuance Trust              5.50          3/24/2017               1,117
     1,000  Citibank Credit Card Issuance Trust              5.65          9/20/2019               1,184
     5,000  Credit Acceptance Auto Loan Trust(a)             5.68          5/15/2017               5,126
     1,918  Ford Credit Auto Owner Trust                     1.94(d)       4/15/2013               1,931
     1,000  GE Capital Credit Card Master Note Trust         0.23(d)       3/15/2015                 999
     5,000  GE Capital Credit Card Master Note Trust         4.47          3/15/2020               5,537
     3,000  Hertz Vehicle Financing, LLC(a)                  4.26          3/25/2014               3,130
     5,000  Hertz Vehicle Financing, LLC(a)                  5.93          3/25/2016               5,592
     2,000  Hertz Vehicle Financing, LLC                     6.44          2/15/2019               2,234
     2,000  Hyundai Auto Receivables Trust                   5.48         11/17/2014               2,085
     2,000  MBNA Master Credit Card Note Trust               6.80          7/15/2014               2,063
     7,500  Rental Car Finance Corp.(a),(c)                  0.33(d)       7/25/2013               7,342
     5,289  SLM Student Loan Trust                           0.61(d)       4/25/2025               4,783
     6,045  SLM Student Loan Trust                           0.63(d)       4/25/2025               5,505
     1,479  SLM Student Loan Trust                           0.45(d)      10/27/2025               1,268
     1,654  SLM Student Loan Trust                           0.80(d)      10/25/2038               1,354
     1,992  Trinity Rail Leasing, LP (INS)                   5.27          8/14/2027               2,056

================================================================================

36  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                      COUPON                                 VALUE
(000)       SECURITY                                         RATE          MATURITY                (000)
--------------------------------------------------------------------------------------------------------
$    4,328  Trinity Rail Leasing, LP(a)                      5.90%         5/14/2036           $   4,305
                                                                                               ---------
            Total Financials                                                                      96,697
                                                                                               ---------
            Total Asset-Backed Securities (cost: $88,620)                                         96,697
                                                                                               ---------
            COMMERCIAL MORTGAGE SECURITIES (16.0%)

            FINANCIALS (16.0%)
            ------------------
            COMMERCIAL MORTGAGE-BACKED SECURITIES (16.0%)
     2,000  Banc of America Commercial Mortgage, Inc.        6.33          5/11/2035               1,996
       870  Banc of America Commercial Mortgage, Inc.        6.56          4/11/2037                 880
     1,214  Banc of America Commercial Mortgage, Inc.        4.50          7/10/2042               1,217
     1,000  Banc of America Commercial Mortgage, Inc.        4.99         11/10/2042                 989
     1,000  Banc of America Commercial Mortgage, Inc.        5.26         11/10/2042                 803
     5,400  Banc of America Commercial Mortgage, Inc.        4.51         12/10/2042               5,454
     2,400  Banc of America Commercial Mortgage, Inc.        4.95          7/10/2043               2,481
     3,909  Banc of America Commercial Mortgage, Inc.        5.72          5/10/2045               4,119
     7,523  Banc of America Commercial Mortgage, Inc.        5.18         10/10/2045               7,698
     4,787  Banc of America Commercial Mortgage, Inc.        5.35          9/10/2047               4,922
     3,288  Banc of America Commercial Mortgage, Inc.(a)     5.46          9/10/2047               3,545
       940  Banc of America Commercial Mortgage, Inc.(a)     5.50          9/10/2047               1,013
     2,000  Banc of America Commercial Mortgage, Inc.        6.20          2/10/2051               1,934
     1,000  BCRR Trust(a)                                    5.86          7/17/2040               1,031
     1,500  Bear Stearns Commercial Mortgage
               Securities, Inc.(a)                           6.00          6/16/2030               1,564
     2,836  Bear Stearns Commercial Mortgage
               Securities, Inc.                              5.47          4/12/2038               2,963
     2,000  Bear Stearns Commercial Mortgage
               Securities, Inc.                              5.53         10/12/2041               2,107
     1,656  Bear Stearns Commercial Mortgage
               Securities, Inc.                              4.82          2/13/2042               1,727
     3,000  Bear Stearns Commercial Mortgage
               Securities, Inc.                              4.99          9/11/2042               2,769
     1,620  Citigroup Commercial Mortgage Trust              4.83          5/15/2043               1,644
     2,300  Citigroup Commercial Mortgage Trust              5.23          7/15/2044               2,518
     2,000  Citigroup Commercial Mortgage Trust(a)           4.83          9/20/2051               1,995
    10,000  Commercial Mortgage Asset Trust                  6.98          1/17/2032              10,268
     1,000  Commercial Mortgage Asset Trust                  7.64         11/17/2032               1,066
     5,000  Commercial Mortgage Trust                        5.54          2/11/2017               5,492
     2,399  Commercial Mortgage Trust                        4.58         10/15/2037               2,410
     5,000  Commercial Mortgage Trust                        5.12          6/10/2044               5,485
     3,000  Credit Suisse Commercial Mortgage Trust          5.55          2/15/2039               2,773
     1,756  Credit Suisse First Boston Mortgage Capital      5.71          2/15/2039               1,850
       103  Credit Suisse First Boston Mortgage
               Securities Corp.                              4.30          7/15/2036                 104
     4,000  Credit Suisse First Boston Mortgage
               Securities Corp.                              5.11          7/15/2036               4,331
     6,000  Credit Suisse First Boston Mortgage
               Securities Corp.                              4.73          7/15/2037               5,989
     6,000  Credit Suisse First Boston Mortgage
               Securities Corp.                              5.10          8/15/2038               6,200
     1,555  Credit Suisse First Boston Mortgage
               Securities Corp.                              5.10          8/15/2038               1,611

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                      COUPON                                 VALUE
(000)       SECURITY                                         RATE          MATURITY                (000)
--------------------------------------------------------------------------------------------------------
$    1,000  Credit Suisse First Boston Mortgage
               Securities Corp.                              4.82%        10/15/2039           $     993
       932  Credit Suisse First Boston Mortgage
               Securities Corp.                              5.25         12/15/2039                 940
       907  Deutsche Mortgage & Asset Receiving Corp.        7.50          6/15/2031                 948
     1,500  GE Capital Commercial Mortgage Corp.(a)          5.34         12/10/2037               1,479
     2,200  GE Capital Commercial Mortgage Corp.             6.26          6/10/2038               2,213
     5,000  GE Capital Commercial Mortgage Corp.             5.33          3/10/2044               4,663
     1,200  GE Capital Commercial Mortgage Corp.             5.33         11/10/2045               1,232
     5,000  GE Commercial Mortgage Corp.                     5.07          7/10/2045               5,042
       959  GE Commercial Mortgage Corp.                     4.35          6/10/2048                 964
     1,957  GMAC Commercial Mortgage Securities, Inc.        6.50          5/15/2035               2,028
     2,000  GMAC Commercial Mortgage Securities, Inc.        4.75          5/10/2043               2,082
     2,829  GMAC Commercial Mortgage Securities, Inc.        4.81          5/10/2043               2,593
     2,000  Greenwich Capital Commercial Funding Corp.       5.44          3/10/2039               2,155
     2,000  GS Mortgage Securities Corp. II                  5.53          8/10/2038               1,876
     4,500  GS Mortgage Securities Corp. II                  4.78          7/10/2039               4,267
     1,911  J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                              4.82          9/12/2037               1,932
     4,000  J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                              4.99          9/12/2037               3,806
     3,200  J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                              5.00         10/15/2042               3,230
     5,000  J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                              5.04         10/15/2042               4,936
     1,429  J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                              5.32          1/12/2043               1,380
     1,788  J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                              5.49          4/15/2043               1,902
     1,901  J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                              5.79          6/12/2043               2,009
     4,349  J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                              5.82          6/12/2043               4,535
     5,000  J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                              5.42         12/12/2043               5,355
     3,650  J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                              5.30         12/15/2044               3,478
     3,000  J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                              5.34         12/15/2044               3,292
     3,563  J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                              5.88          4/15/2045               3,818
       976  J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                              5.37          5/15/2045               1,018
     2,000  J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                              5.48          5/15/2045               1,825

================================================================================

38  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                      COUPON                                 VALUE
(000)       SECURITY                                         RATE          MATURITY                (000)
--------------------------------------------------------------------------------------------------------
$    1,902  J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                              4.63%         3/15/2046           $   1,914
     2,000  J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                              5.41          5/15/2047               1,785
     2,891  J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                              5.82          2/12/2049               2,952
     2,000  J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                              6.26          2/15/2051               1,997
     4,547  LB-UBS Commercial Mortgage Trust                 5.25          6/15/2029               4,694
     4,000  LB-UBS Commercial Mortgage Trust                 5.02          8/15/2029               4,312
       668  LB-UBS Commercial Mortgage Trust                 4.51         12/15/2029                 670
     3,000  LB-UBS Commercial Mortgage Trust                 5.21          4/15/2030               2,882
     7,096  LB-UBS Commercial Mortgage Trust                 5.47         11/15/2030               7,353
     3,000  LB-UBS Commercial Mortgage Trust                 5.22          2/15/2031               3,019
     2,744  LB-UBS Commercial Mortgage Trust                 5.64          3/15/2032               2,874
     2,999  LB-UBS Commercial Mortgage Trust(a)              5.33         12/15/2036               2,821
     2,000  LB-UBS Commercial Mortgage Trust                 5.39          4/15/2040               1,744
     5,000  LB-UBS Commercial Mortgage Trust                 5.28          2/15/2041               4,651
     2,148  Machine One Trust(a)                             5.22          5/28/2040               2,191
     2,000  Merrill Lynch Mortgage Trust                     5.24         11/12/2037               1,902
     2,961  Merrill Lynch Mortgage Trust                     4.96          7/12/2038               3,026
     2,000  Merrill Lynch Mortgage Trust                     5.10          7/12/2038               1,911
     2,565  Merrill Lynch Mortgage Trust                     5.61          5/12/2039               2,624
     2,000  Merrill Lynch Mortgage Trust                     4.86         10/12/2041               2,147
     4,285  Merrill Lynch Mortgage Trust                     4.92         10/12/2041               4,187
     3,441  Merrill Lynch Mortgage Trust                     5.76          8/12/2043               3,609
     2,000  Merrill Lynch Mortgage Trust                     5.38          1/12/2044               1,543
     2,900  Merrill Lynch Mortgage Trust                     5.38          8/12/2048               3,116
     2,000  Merrill Lynch Mortgage Trust                     6.27          2/12/2051               1,732
     2,000  Merrill Lynch Mortgage Trust(a)                  6.27          2/12/2051               1,146
     2,000  Merrill Lynch-Countrywide Commercial
               Mortgage Trust                                5.92          6/12/2046               2,008
     2,000  Merrill Lynch-Countrywide Commercial
               Mortgage Trust                                5.38          7/12/2046               2,073
     4,000  Morgan Stanley Capital I, Inc.                   5.97          8/12/2041               4,211
     2,608  Morgan Stanley Capital I, Inc.                   5.61          6/11/2042               2,656
     4,600  Morgan Stanley Capital I, Inc.                   5.69          7/12/2044               4,820
     3,445  Morgan Stanley Capital I, Inc.                   4.89          6/12/2047               3,747
     3,000  Morgan Stanley Capital I, Inc.                   4.77          7/15/2056               2,931
     2,153  Morgan Stanley Dean Witter Capital I, Inc.(a)    5.13          5/24/2043               2,165
     3,000  Royal Bank of Scotland(a)                        5.88          6/16/2049               2,959
       805  Structured Asset Securities Corp.                7.15         10/12/2034                 816
     2,000  Timberstar Trust(a)                              5.75         10/15/2036               2,190
     2,197  Wachovia Bank Commercial Mortgage Trust(a)       4.94         11/15/2034               2,111

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                      COUPON                                 VALUE
(000)       SECURITY                                         RATE          MATURITY                (000)
--------------------------------------------------------------------------------------------------------
$    3,000  Wachovia Bank Commercial Mortgage Trust          5.08%        11/15/2035           $   3,127
     3,575  Wachovia Bank Commercial Mortgage Trust          4.38         10/15/2041               3,592
     2,000  Wachovia Bank Commercial Mortgage Trust          5.08          3/15/2042               2,172
     1,540  Wachovia Bank Commercial Mortgage Trust          4.81          4/15/2042               1,607
     4,860  Wachovia Bank Commercial Mortgage Trust          5.18          7/15/2042               5,068
       860  Wachovia Bank Commercial Mortgage Trust          5.94          6/15/2045                 878
     4,633  Wachovia Bank Commercial Mortgage Trust          5.50         10/15/2048               4,652
     3,000  Wachovia Bank Commercial Mortgage Trust          5.60         10/15/2048               2,871
                                                                                               ---------
                                                                                                 308,395
                                                                                               ---------
            INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.0%)
    26,706  J.P. Morgan Chase Commercial Mortgage
               Securities Corp., acquired 8/05/2009;
               cost $347(a),(g)                              0.68          1/12/2037                  78
   108,654  LB-UBS Commercial Mortgage Trust,
               acquired 7/22/2009; cost $1,401(a),(g)        0.72         10/15/2036                 286
     8,755  Morgan Stanley Capital I, Inc., acquired
               1/23/2004; cost $477(a),(g)                   0.84          9/13/2045                  48
    39,679  Morgan Stanley Capital I, Inc., acquired
               8/05/2009; cost $587(a),(g)                   0.43          6/12/2047                 408
                                                                                               ---------
                                                                                                     820
                                                                                               ---------
            Total Financials                                                                     309,215
                                                                                               ---------
            Total Commercial Mortgage Securities (cost: $297,838)                                309,215
                                                                                               ---------

            U.S. GOVERNMENT AGENCY ISSUES (2.2%)(h)

            COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)
     1,257  Freddie Mac(+)                                   4.50          1/15/2029               1,282
                                                                                               ---------
            MORTGAGE-BACKED PASS-THROUGH SECURITIES (0.1%)
     1,125  Freddie Mac(+)                                   5.00          9/01/2020               1,217
     1,105  Freddie Mac(+)                                   5.50          4/01/2036               1,202
                                                                                               ---------
                                                                                                   2,419
                                                                                               ---------
            OTHER U.S. GOVERNMENT GUARANTEED SECURITIES (2.0%)
     2,000  Bank of America Corp. (INS)                      3.13          6/15/2012               2,050
    20,000  Citigroup Funding, Inc. (INS)                    1.88         11/15/2012              20,385
    17,000  General Electric Capital Corp.                   2.25          3/12/2012              17,210
                                                                                               ---------
            Total Other U.S. Government Guaranteed Securities                                     39,645
                                                                                               ---------
            Total U.S. Government Agency Issues (cost: $43,087)                                   43,346
                                                                                               ---------
            U.S. TREASURY SECURITIES (3.1%)

            BONDS (1.4%)
    27,000  4.25%, 11/15/2040                                                                     27,532
                                                                                               ---------

================================================================================

40  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                      COUPON                                 VALUE
(000)       SECURITY                                         RATE          MATURITY                (000)
--------------------------------------------------------------------------------------------------------
            INFLATION-INDEXED NOTES (1.7%)
$  29,118   1.75%, 1/15/2028                                                                   $  32,694
                                                                                               ---------
            Total U.S. Treasury Securities (cost: $54,447)                                        60,226
                                                                                               ---------
            MUNICIPAL BONDS (6.4%)

            AIRPORT/PORT (0.2%)
     2,000  College Park (INS)                               5.76%         1/01/2015               2,083
     1,495  Riverside (INS)                                  5.19          8/01/2017               1,490
                                                                                               ---------
                                                                                                   3,573
                                                                                               ---------
            APPROPRIATED DEBT (1.0%)
     3,000  Baltimore City Board of School Commissioners     5.69         12/15/2025               3,295
     1,690  Escondido Joint Powers Financing Auth. (INS)     5.53          9/01/2018               1,713
     3,000  Kannapolis Ltd.                                  7.28          3/01/2027               3,140
     1,500  Kentucky State Property and Buildings Commission 4.08         11/01/2015               1,608
     5,000  Miami-Dade County School Board                   5.38          5/01/2031               5,279
     4,000  Palm Beach County School Board                   5.40          8/01/2025               4,107
       375  Reeves County (INS)                              5.75          3/01/2012                 375
                                                                                               ---------
                                                                                                  19,517
                                                                                               ---------
            CASINOS & GAMING (0.1%)
     1,000  Mashantucket (Western) Pequot Tribe, acquired
               7/29/2005; cost $1,000(a),(g),(i)             5.91          9/01/2021                 383
     1,655  Seneca Nation of Indians Capital
               Improvements Auth.                            6.75         12/01/2013               1,647
                                                                                               ---------
                                                                                                   2,030
                                                                                               ---------
            DIVERSIFIED REAL ESTATE ACTIVITIES (0.1%)
      880   American Eagle Northwest, LLC                    4.97         12/15/2018                 880
                                                                                               ---------
            EDUCATION (1.5%)
    1,780   Austin Community College District                5.20          2/01/2020               1,848
    3,430   Austin Community College District                6.76          8/01/2030               3,814
    1,505   California State Univ. (INS)                     5.27         11/01/2017               1,561
    1,000   Colorado State Board of Governors Univ.
               Enterprise System                             4.90          3/01/2021               1,028
    3,000   Los Alamitos Unified School District No. 1       6.19          2/01/2026               3,249
    3,000   Miami Univ. of Ohio                              6.67          9/01/2028               3,352
   10,000   New Jersey EDA                                   5.25          9/01/2026              10,535
    3,000   Rensselaer Polytechnic Institute                 5.60          9/01/2020               3,259
    1,000   Univ. of Oklahoma                                5.25         11/01/2019               1,050
                                                                                               ---------
                                                                                                  29,696
                                                                                               ---------
            ELECTRIC UTILITIES (0.1%)
    2,000   American Municipal Power, Inc.                   3.82          2/15/2014               2,073
                                                                                               ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                      COUPON                                 VALUE
(000)       SECURITY                                         RATE          MATURITY                (000)
--------------------------------------------------------------------------------------------------------
            ELECTRIC/GAS UTILITIES (0.1%)
$    2,000  Piedmont Municipal Power Agency                  4.34%         1/01/2017           $   2,014
                                                                                               ---------
            GENERAL OBLIGATION (1.2%)
     1,250  Las Virgenes USD                                 5.54          8/01/2025               1,310
     3,000  Long Beach USD                                   5.91          8/01/2025               3,258
     5,000  New York City                                    6.27         12/01/2037               5,811
     5,000  Washington                                       5.25          2/01/2036               5,337
     4,045  Will County, Illinois                            3.83         11/15/2016               4,274
     1,520  Will County, Illinois                            4.08         11/15/2017               1,626
     1,405  Will County, Illinois                            4.28         11/15/2018               1,510
                                                                                               ---------
                                                                                                  23,126
                                                                                               ---------
            HOSPITAL (0.2%)
     1,000  Medical Univ. (INS)                              5.01          2/15/2015               1,026
     3,000  Novant Health, Inc.                              5.35         11/01/2016               3,306
                                                                                               ---------
                                                                                                   4,332
                                                                                               ---------
            MISCELLANEOUS (0.0%)
       724  Keenan Dev. Association of Tennessee, LLC (INS)  5.02          7/15/2028                 721
                                                                                               ---------
            NURSING/CCRC (0.1%)
     1,585  Statewide Communities Dev. Auth. (INS)           5.59          2/01/2015               1,569
                                                                                               ---------
            PAPER PRODUCTS (0.1%)
     2,000  Georgetown County Environmental Improvement      6.25          9/01/2023               2,001
                                                                                               ---------
            SALES TAX (0.2%)
     3,300  Miami-Dade County Transit System                 4.59          7/01/2021               3,277
                                                                                               ---------
            SPECIAL ASSESSMENT/TAX/FEE (1.2%)
     1,430  Erie County Tobacco Asset Securitization Corp.   6.00          3/31/2025               1,281
     2,000  Florida State Department of Environmental
               Protection                                    5.76          7/01/2020               2,153
     1,745  Metropolitan Nashville Airport Auth. (INS)       5.14          7/01/2018               1,851
     3,000  MTA                                              5.20         11/15/2018               3,191
     5,000  MTA                                              6.73         11/15/2030               5,689
     3,000  New Jersey Transportation Trust Fund Auth.       5.75         12/15/2028               3,119
     2,500  New York City Transitional Finance Auth.         5.00          2/01/2035               2,605
     1,000  New York State Housing Finance Agency            5.19          9/15/2011               1,006
     2,000  New York State Urban Dev. Corp. (INS)            4.38         12/15/2011               2,032
                                                                                               ---------
                                                                                                  22,927
                                                                                               ---------
            WATER UTILITIES (0.2%)
     3,000  Connecticut Dev. Auth.                           5.50          4/01/2021               3,144
                                                                                               ---------
            WATER/SEWER UTILITY (0.1%)
     2,500  Tohopekaliga Water Auth.                         5.25         10/01/2036               2,591
                                                                                               ---------
            Total Municipal Bonds (cost: $116,860)                                               123,471
                                                                                               ---------

================================================================================

42  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                            MARKET
$(000)/                                                                                            VALUE
SHARES      SECURITY                                                                             (000)
------------------------------------------------------------------------------------------------------
            PREFERRED SECURITIES (3.4%)

            CONSUMER STAPLES (0.5%)
            -----------------------
            AGRICULTURAL PRODUCTS (0.5%)
   105,000  Dairy Farmers of America, Inc., 7.88%,
               cumulative redeemable, perpetual(a)                                             $   9,480
                                                                                               ---------
            FINANCIALS (1.5%)
            -----------------
            DIVERSIFIED BANKS (0.3%)
    50,000  HSBC Holdings plc, 6.20%, perpetual                                                    1,212
     5,000  US Bancorp, 7.19%, perpetual                                                           4,158
                                                                                               ---------
                                                                                                   5,370
                                                                                               ---------
            DIVERSIFIED CAPITAL MARKETS (0.2%)
    $5,000  Deutsche Bank Capital Trust IV, 4.58%, perpetual                                       4,222
                                                                                               ---------
            LIFE & HEALTH INSURANCE (0.1%)
   100,000  Delphi Financial Group, Inc., 7.38%, perpetual                                         2,387
                                                                                               ---------
            OTHER DIVERSIFIED FINANCIAL SERVICES (0.3%)
   175,000  Citigroup Capital XIII, 7.88%, 10/30/2040,
               Trust preferred, cumulative redeemable                                              4,755
                                                                                               ---------
            PROPERTY & CASUALTY INSURANCE (0.0%)
    $3,000  Security Capital Assurance Ltd., 6.88%, perpetual*(j)                                      -
                                                                                               ---------
            REINSURANCE (0.3%)
     2,000  Ram Holdings Ltd., 7.50%, non-cumulative, perpetual,
               acquired 1/23/2007 & 3/02/2007; cost $2,058*(g)                                     1,100
    $5,000  Swiss Re Capital I, LP, 6.85%, perpetual(a)                                            4,927
                                                                                               ---------
                                                                                                   6,027
                                                                                               ---------
            REITs - INDUSTRIAL (0.0%)
    30,000  ProLogis, Inc., Series O, 7.00%, cumulative
               redeemable, perpetual                                                                 734
                                                                                               ---------
            REITs - OFFICE (0.2%)
   160,000  Commonwealth REIT, Series E, 7.25%, perpetual*                                         3,916
                                                                                               ---------
            REITs - SPECIALIZED (0.1%)
    40,000  Public Storage, Inc., 7.00%, perpetual                                                 1,013
                                                                                               ---------
            Total Financials                                                                      28,424
                                                                                               ---------
            INDUSTRIALS (0.5%)
            ------------------
            OFFICE SERVICES & SUPPLIES (0.5%)
    10,000  Pitney Bowes International Holdings, Series F, 6.13%,
               cumulative redeemable, perpetual(a)                                                 9,863
                                                                                               ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES      SECURITY                                                                            (000)
--------------------------------------------------------------------------------------------------------
            TELECOMMUNICATION SERVICES (0.4%)
            ---------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (0.3%)
   200,000  Qwest Corp., 7.38%, cumulative                                                    $    5,190
                                                                                              ----------

            WIRELESS TELECOMMUNICATION SERVICES (0.1%)
     2,000  Centaur Funding Corp., 9.08%(a)                                                        2,339
                                                                                              ----------
            Total Telecommunication Services                                                       7,529
                                                                                              ----------
            UTILITIES (0.5%)
            ----------------
            ELECTRIC UTILITIES (0.5%)
    99,000  Southern California Edison, Series D, 6.50%,
               cumulative redeemable, perpetual                                                   10,089
                                                                                              ----------
            Total Preferred Securities (cost: $67,165)                                            65,385
                                                                                              ----------

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                       COUPON
$(000)                                                        RATE         MATURITY
--------------------------------------------------------------------------------------------------------
            MONEY MARKET INSTRUMENTS (0.6%)

            COMMERCIAL PAPER (0.4%)

            MATERIALS (0.4%)
            ----------------
            PAPER PACKAGING (0.4%)
    $6,862  Sonoco Products Co.                              0.31%         8/01/2011               6,862
                                                                                              ----------

            VARIABLE-RATE DEMAND NOTES (0.1%)

            UTILITIES (0.1%)
            ----------------
            MULTI-UTILITIES (0.1%)
     2,500  Sempra Energy(a)                                 0.40         11/01/2014               2,500
                                                                                              ----------

--------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
--------------------------------------------------------------------------------------------------------
            MONEY MARKET FUNDS (0.1%)
 2,475,000  State Street Institutional Liquid Reserve Fund, 0.14%(k)                               2,475
                                                                                              ----------
            Total Money Market Instruments (cost: $11,837)                                        11,837
                                                                                              ----------

            TOTAL INVESTMENTS (COST: $1,791,610)                                              $1,921,754
                                                                                              ==========

================================================================================

44  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------
($ IN 000s)                                         VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------
                                          (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS              INPUTS         INPUTS           TOTAL
------------------------------------------------------------------------------------------------------
Bonds:
   Corporate Obligations                   $      -          $1,033,554             $-      $1,033,554
   Eurodollar and Yankee Obligations              -             178,023              -         178,023
   Asset-Backed Securities                        -              96,697              -          96,697
   Commercial Mortgage Securities                 -             309,215              -         309,215
   U.S. Government Agency Issues                  -              43,346              -          43,346
   U.S. Treasury Securities                  60,226                   -              -          60,226
   Municipal Bonds                                -             123,471              -         123,471
Equity Securities:
   Preferred Securities                       6,402              58,983              -          65,385
Money Market Instruments:
   Commercial Paper                               -               6,862              -           6,862
   Variable-Rate Demand Notes                     -               2,500              -           2,500
   Money Market Funds                         2,475                   -              -           2,475
------------------------------------------------------------------------------------------------------
Total                                      $ 69,103          $1,852,651             $-      $1,921,754
------------------------------------------------------------------------------------------------------

For the period of August 1, 2010, through July 31, 2011, common stocks with a fair value of $1,121,000 were transferred from Level 2 to Level 1. Due to an assessment of events at the end of the prior reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. At July 31, 2011, it was not necessary to adjust the closing prices for these securities.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  45

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2011

--------------------------------------------------------------------------------

o    GENERAL NOTES

     Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

     The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 9.8% of net assets at July 31, 2011.

o    CATEGORIES AND DEFINITIONS

     ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents when the final principal payment will be made for all underlying loans. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

================================================================================

46  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

     EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

     INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) -- represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

     U.S. TREASURY INFLATION-INDEXED NOTES -- designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices. Inflation adjustments to the face value of these securities are included in interest income.

     VARIABLE-RATE DEMAND NOTES (VRDNs) -- provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  47

================================================================================

o    PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

     EDA      Economic Development Authority
     MTA      Metropolitan Transportation Authority
     REIT     Real estate investment trust
     USD      Unified School District

     CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

     (INS) Principal and interest payments are insured by one of the following:
           ACA Financial Guaranty Corp., AMBAC Assurance Corp., Assured Guaranty Municipal Corp., Federal Deposit Insurance Corp., MBIA Insurance Corp., National Public Finance Guarantee Corp., Radian Asset Assurance, Inc., or XL Capital Assurance. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

o    SPECIFIC NOTES

     (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Investment Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

     (b) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the

================================================================================

48  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

           rate disclosed represents the current rate at July 31, 2011. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

     (c) At July 31, 2011, portions of these securities were segregated to cover delayed-delivery and/or when-issued purchases.

     (d) Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at July 31, 2011.

     (e) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

     (f) At July 31, 2011, the aggregate market value of securities purchased on a delayed-delivery basis was $2,510,000.

     (g) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at July 31, 2011, was $2,303,000, which represented 0.1% of the Fund's net assets.

     (h) U.S. government agency issues -- mortgage-backed securities issued by Government National Mortgage Association (GNMA) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA), indicated with a "+", are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency
           (FHFA) to manage their daily operations. In addition, the U.S.
           Treasury

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  49

================================================================================

           entered into purchase agreements with FNMA and FHLMC to provide capital in exchange for senior preferred stock.

     (i) Currently the issuer is in default with respect to interest and/or principal payments.

     (j) Security was fair valued at July 31, 2011, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

     (k) Rate represents the money market fund annualized seven-day yield at July 31, 2011.

      *    Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

50  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

July 31, 2011

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,791,610)              $1,921,754
   Cash                                                                                769
   Receivables:
      Capital shares sold:
         Affiliated transactions (Note 7)                                               85
         Nonaffiliated transactions                                                  2,200
      USAA Investment Management Company (Note 6C)                                     405
      Dividends and interest                                                        22,552
      Securities sold                                                                    2
                                                                                ----------
         Total assets                                                            1,947,767
                                                                                ----------
LIABILITIES
   Payables:
      Securities purchased                                                          10,001
      Capital shares redeemed:
         Affiliated transactions (Note 7)                                                7
         Nonaffiliated transactions                                                  3,851
         Dividends on capital shares                                                   410
   Accrued management fees                                                             565
   Accrued transfer agent's fees                                                       127
   Other accrued expenses and payables                                                 162
                                                                                ----------
         Total liabilities                                                          15,123
                                                                                ----------
            Net assets applicable to capital shares outstanding                 $1,932,644
                                                                                ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                              $1,816,967
   Accumulated net realized loss on investments                                    (14,467)
   Net unrealized appreciation of investments                                      130,144
                                                                                ----------
            Net assets applicable to capital shares outstanding                 $1,932,644
                                                                                ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,731,646/163,318 shares outstanding)         $    10.60
                                                                                ==========
      Institutional Shares (net assets of $194,889/18,383 shares outstanding)   $    10.60
                                                                                ==========
      Adviser Shares (net assets of $6,109/576 shares outstanding)              $    10.60
                                                                                ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  51

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended July 31, 2011

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                            $  2,071
   Interest (net of foreign taxes withheld of $2)                         96,616
                                                                        --------
         Total income                                                     98,687
                                                                        --------
EXPENSES
   Management fees                                                         5,752
   Administration and servicing fees:
      Fund Shares                                                          2,231
      Institutional Shares                                                    78
      Adviser Shares                                                           7
   Transfer agent's fees:
      Fund Shares                                                          2,655
      Institutional Shares                                                    78
   Distribution and service fees (Note 6E):
      Adviser Shares                                                          12
   Custody and accounting fees:
      Fund Shares                                                            234
      Institutional Shares                                                    19
      Adviser Shares                                                           1
   Postage:
      Fund Shares                                                             78
   Shareholder reporting fees:
      Fund Shares                                                             54
   Trustees' fees                                                             12
   Registration fees:
      Fund Shares                                                            110
      Institutional Shares                                                     6
      Adviser Shares                                                          44
   Professional fees                                                         117
   Other                                                                      34
                                                                        --------
         Total expenses                                                   11,522
   Expenses reimbursed:
      Fund Shares                                                         (1,061)
      Adviser Shares                                                         (37)
                                                                        --------
         Net expenses                                                     10,424
                                                                        --------
NET INVESTMENT INCOME                                                     88,263
                                                                        --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on:
       Unaffiliated transactions                                           4,902
       Affiliated transactions (Note 8)                                      372
   Change in net unrealized appreciation/depreciation                     67,414
                                                                        --------
         Net realized and unrealized gain                                 72,688
                                                                        --------
   Increase in net assets resulting from operations                     $160,951
                                                                        ========

See accompanying notes to financial statements.

================================================================================

52  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended July 31,

---------------------------------------------------------------------------------------
                                                                    2011           2010
---------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                      $   88,263     $   73,307
   Net realized gain (loss) on investments                         5,274         (4,677)
   Change in net unrealized appreciation/depreciation of
      investments                                                 67,414        148,640
                                                              -------------------------
      Increase in net assets resulting from operations           160,951        217,270
                                                              -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                (79,233)       (68,034)
      Institutional Shares                                        (8,678)        (5,376)
      Adviser Shares*                                               (249)             -
                                                              -------------------------
         Distributions to Shareholders                           (88,160)       (73,410)
                                                              -------------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                   417,519        162,576
   Institutional Shares                                           71,465         60,086
   Adviser Shares*                                                 5,909              -
                                                              -------------------------
      Total net increase in net assets from capital
         share transactions                                      494,893        222,662
                                                              -------------------------
   Capital contribution from USAA Transfer
      Agency Company:
      Fund Shares                                                      -              2
                                                              -------------------------
   Net increase in net assets                                    567,684        366,524
NET ASSETS
   Beginning of year                                           1,364,960        998,436
                                                              -------------------------
   End of year                                                $1,932,644     $1,364,960
                                                              =========================
Overdistribution of net investment income:
   End of year                                                $        -     $     (103)
                                                              =========================

*Adviser Shares were initiated on August 1, 2010.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  53

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2011
--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 48 separate funds. The information presented in this annual report pertains only to the USAA Intermediate-Term Bond Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is high current income without undue risk to principal.

The Fund has three classes of shares: Intermediate-Term Bond Fund Shares (Fund Shares), Intermediate-Term Bond Fund Institutional Shares (Institutional Shares), and effective August 1, 2010, Intermediate-Term Bond Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are currently offered for sale only to the USAA Target Retirement Funds (Target Funds) and not to the general public. The Target Funds are managed by USAA Investment Management Company (the Manager), an affiliate of the Fund. The Adviser Shares permit investors to purchase shares through financial intermediaries, banks, broker-dealers, insurance companies, investment advisers, plan sponsors,

================================================================================

54  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

     1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

     2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their net asset value (NAV) at the end of each business day.

     4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

     5. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

     6. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

           Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

     Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

     Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or

================================================================================

56  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

     indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain preferred equity securities and all bonds, except U.S. Treasuries, valued based on methods discussed in Note 1A1, and commercial paper and variable-rate demand notes, which are valued at amortized cost.

     Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

     The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded daily on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

     invested. As of July 31, 2011, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $2,475,000; none of which were when-issued securities.

F. EXPENSES PAID INDIRECTLY -- Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2011, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)  LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of

================================================================================

58  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.10% annually of the amount of the committed loan agreement). Prior to September 24, 2010, the maximum annual facility fee was 0.13% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended July 31, 2011, the Fund paid CAPCO facility fees of $5,000, which represents 3.3% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended July 31, 2011.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended July 31, 2011, and 2010, was as follows:

                                                       2011            2010
                                                    ---------------------------
Ordinary income*                                    $88,160,000     $73,410,000

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2011, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                      $    499,000
Accumulated capital and other losses                                (14,396,000)
Unrealized appreciation                                             130,073,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |   59

================================================================================

transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. For the year ended July 31, 2011, the Fund utilized capital loss carryovers of $4,581,000. At July 31, 2011, the Fund had capital loss carryovers of $14,396,000, for federal income tax purposes. If not offset by subsequent capital gains, the capital loss carryovers will expire in 2018. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended July 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of July 31, 2011, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax years ended July 31, 2011, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2011, were $732,412,000 and $252,062,000, respectively.

As of July 31, 2011, the cost of securities, including short-term securities, for federal income tax purposes, was $1,791,681,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2011, for federal income tax purposes, were $145,329,000 and $15,256,000, respectively, resulting in net unrealized appreciation of $130,073,000.

================================================================================

60  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At July 31, 2011, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated Target Funds. Capital share transactions for all classes were as follows, in thousands:

                                         YEAR ENDED                 YEAR ENDED
                                          7/31/2011                 7/31/2010
----------------------------------------------------------------------------------
                                    SHARES       AMOUNT        SHARES      AMOUNT
                                    ----------------------------------------------
FUND SHARES:
Shares sold                          72,983     $ 761,679      58,273    $ 567,170
Shares issued from reinvested
   dividends                          7,107        74,275       6,479       63,250
Shares redeemed                     (40,147)     (418,435)    (47,894)    (467,844)
                                    ----------------------------------------------
Net increase from
   capital share transactions        39,943     $ 417,519      16,858    $ 162,576
                                    ==============================================
INSTITUTIONAL SHARES:
Shares sold                           7,443     $  77,445       8,393    $  81,250
Shares issued from reinvested
   dividends                            830         8,679         548        5,375
Shares redeemed                      (1,398)      (14,659)     (2,682)     (26,539)
                                    ----------------------------------------------
Net increase from
   capital share transactions         6,875     $  71,465       6,259    $  60,086
                                    ==============================================
ADVISER SHARES
   (INITIATED ON AUGUST 1, 2010):
Shares sold                             575     $   5,903           -    $       -
Shares issued from reinvested
   dividends                              1             6           -            -
Shares redeemed                           -             -           -            -
                                    ----------------------------------------------
Net increase from capital
   share transactions                   576     $   5,909           -    $       -
                                    ==============================================

(6)  TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory Agreement. The investment management fee for the Fund is composed

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

     of a base fee and a performance adjustment. The base fee, which is accrued daily and paid monthly, is computed as a percentage of the Fund's average net assets at annualized rates of 0.50% of the first $50 million of average net assets, 0.40% of that portion of average net assets over $50 million but not over $100 million, and 0.30% of that portion of average net assets over $100 million. For the year ended July 31, 2011, the Fund's effective annualized base fee was 0.31% of the Fund's average net assets for the same period.

     The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Intermediate Investment Grade Funds Index over the performance period. The Lipper Intermediate Investment Grade Funds Index tracks the total return performance of the 30 largest funds in the Lipper Intermediate Investment Grade Debt Funds category. The performance period for each class consists of the current month plus the previous 35 months. The performance adjustment for the Institutional Shares and Adviser Shares includes the performance of the Fund Shares for periods prior to August 1, 2008 and August 1, 2010, respectively. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE            ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)              AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
----------------------------------------------------------------------------
+/-0.20% to 0.50%                 +/-0.04%
+/-0.51% to 1.00%                 +/-0.05%
+/-1.01% and greater              +/-0.06%

     (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

     Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

================================================================================

62  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

     Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Intermediate Investment Grade Funds Index over that period, even if the class had overall negative returns during the performance period.

     For the year ended July 31, 2011, the Fund incurred total management fees, paid or payable to the Manager, of $5,752,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $624,000, $31,000, and less than $500, respectively. For the Fund Shares, Institutional Shares, and Adviser Shares, the performance adjustments were 0.04%, 0.02%, and 0.01%, respectively.

B. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.05% of average net assets of the Institutional Shares. Effective September 1, 2011, the Manager will receive a fee accrued daily and paid monthly at an annualized rate of 0.10% of average net assets of the Institutional Shares. For the year ended July 31, 2011, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,231,000, $78,000, and $7,000, respectively.

     In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2011, the Fund reimbursed the Manager $51,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. EXPENSE LIMITATION -- The Manager has agreed, through December 1, 2011, to limit the annual expenses of the Fund Shares and the Adviser Shares to 0.65% and 0.95%, respectively, of their average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund Shares

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

     and Adviser Shares for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through December 1, 2011, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date.

     The Manager had agreed, through December 1, 2010, to limit the annual expenses of the Institutional Shares to 0.46% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Institutional Shares for all expenses in excess of that amount. Effective December 1, 2010, the Manager terminated this agreement. For the year ended July 31, 2011, the Fund incurred reimbursable expenses from the Manager for the Fund Shares and the Adviser Shares of $1,061,000 and $37,000, respectively, of which $405,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. The Fund Shares and Adviser Shares also pay SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.05% of the Institutional Shares' average net assets, plus out-of-pocket expenses. Effective September 1, 2011, the Manager will receive a fee accrued daily and paid monthly at an annualized rate of 0.10% of average net assets of the Institutional Shares, plus out-of-pocket expenses. For the year ended July 31, 2011, the Fund Shares, Institutional Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $2,655,000, $78,000, and less than $500, respectively.

E. DISTRIBUTION AND SERVICE (12B-1) FEES -- The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to the Manager (the distributor) for distribution and shareholder services. The

================================================================================

64  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

     distributor pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended July 31, 2011, the Adviser Shares incurred distribution and service (12b-1) fees of $12,000.

F. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Fund is one of 14 USAA mutual funds in which the affiliated Target Funds may invest. The Target Funds do not invest in the Fund for the purpose of exercising management or control. As of July 31, 2011, the Fund recorded a receivable for capital shares sold of $85,000 and a payable for capital shares redeemed of $7,000 for the Target Funds' purchases and redemptions of Institutional Shares. As of July 31, 2011, the Target Funds owned the following percent of the total outstanding shares of the Fund:

                                                                  OWNERSHIP %
-----------------------------------------------------------------------------
USAA Target Retirement Income Fund                                    2.6%
USAA Target Retirement 2020 Fund                                      3.4
USAA Target Retirement 2030 Fund                                      4.0

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At July 31, 2011, USAA and its affiliates owned 490,000 Adviser Shares, which represent 85.1% of the Adviser Shares and 0.3% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended July 31, 2011, in accordance with affiliated transaction procedures approved by the Trust's Board of Trustees, purchases and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

sales of security transactions were executed between the Fund and the following affiliated USAA fund at the then-current market price with no brokerage commissions incurred.

                                                                       NET REALIZED
                                                        COST TO          GAIN TO
         SELLER                  PURCHASER             PURCHASER          SELLER
-----------------------------------------------------------------------------------
USAA Intermediate-Term      USAA Short Term
   Bond Fund                   Bond Fund              $ 5,656,000     $     372,000
USAA Balanced Strategy      USAA Intermediate-Term
   Fund                        Bond Fund                  880,000            21,000
USAA Cornerstone Strategy   USAA Intermediate-Term
   Fund                        Bond Fund                3,520,000            96,000
USAA High-Yield             USAA Intermediate-Term
   Oportunities Fund           Bond Fund               59,266,000        10,845,000
USAA Short-Term Bond        USAA Intermediate-Term
   Fund                        Bond Fund               40,782,000           555,000

(9)  NEW ACCOUNTING PRONOUNCEMENTS

     FAIR VALUE MEASUREMENTS -- In May 2011, the Financial Accounting Standards Board (FASB) and the International Accounting Standards Board (IASB) issued converged guidance on fair value measurements regarding the principles of fair value measurement and financial reporting. A number of new disclosures are required, including quantitative information and a qualitative discussion about significant unobservable inputs used for all Level 3 measurements, a description of the Manager's valuation processes, and all transfers between levels of the fair value hierarchy, rather than significant transfers only. The amended guidance is effective for financial statements for interim and annual periods beginning after December 15, 2011. The Manager is in the process of evaluating the impact of this guidance on the Fund's financial statement disclosures.

     Effective July 31, 2011, the Fund adopted guidance issued by FASB in January 2010, which requires entities to disclose information about purchases, sales, issuances, and settlements of Level 3 securities on a gross basis, rather than net. This adoption had no impact on the Fund's financial statements or disclosures.

================================================================================

66  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED JULY 31,
                                  --------------------------------------------------------------------------
                                        2011            2010          2009              2008            2007
                                  --------------------------------------------------------------------------
Net asset value at
   beginning of period            $    10.12      $     8.93      $   9.32          $   9.85        $   9.81
                                  --------------------------------------------------------------------------
Income (loss) from
   investment operations:
   Net investment income                 .56             .58           .58               .53             .50
   Net realized and
      unrealized gain (loss)             .47            1.19          (.39)             (.53)            .04(a)
                                  --------------------------------------------------------------------------
Total from investment
   operations                           1.03            1.77           .19               .00(b)          .54
                                  --------------------------------------------------------------------------
Less distributions from:
   Net investment income                (.55)           (.58)         (.58)             (.53)           (.50)
                                  --------------------------------------------------------------------------
Net asset value at
   end of period                  $    10.60      $    10.12      $   8.93          $   9.32        $   9.85
                                  ==========================================================================
Total return (%)*                      10.44           20.30          2.71              (.08)           5.56
Net assets at
   end of period (000)            $1,731,646      $1,248,509      $951,548          $966,308        $702,923
Ratios to average net assets:**
   Expenses (%)(c)                       .65             .65           .65               .65             .65
   Expenses, excluding
      reimbursements (%)(c)              .72             .69           .70               .69             .74
   Net investment income (%)            5.33            6.00          6.93              5.48            5.06
Portfolio turnover (%)                    16              37            49(d)             21              28

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 **   For the year ended July 31, 2011, average net assets were $1,489,234,000.
(a) Reflected a net realized and unrealized gain per share, whereas the statement of operations reflected a net realized and unrealized loss for the period. The difference in realized and unrealized gains and losses was due to the timing of sales and repurchases of shares in relation to fluctuating market values for the portfolio.
(b)   Represents less than $0.01 per share.
(c) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(d)   Reflects increased trading activity due to market volatility.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) -- INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:


                                                 YEAR ENDED JULY 31,             PERIOD ENDED
                                             --------------------------             JULY 31
                                                 2011              2010             2009***
                                             ------------------------------------------------
Net asset value at beginning of period       $  10.12          $   8.93             $  9.32
                                             ------------------------------------------------
Income (loss) from investment operations:
   Net investment income                          .58               .60                 .59
   Net realized and unrealized gain (loss)        .48              1.19                (.39)
                                             ------------------------------------------------
Total from investment operations                 1.06              1.79                 .20
                                             ------------------------------------------------
Less distributions from:
   Net investment income                         (.58)             (.60)               (.59)
                                             ------------------------------------------------
   Net asset value at end of period          $  10.60          $  10.12             $  8.93
                                             ================================================

Total return (%)*                               10.66             20.53                2.86
Net assets at end of period (000)            $194,889          $116,451             $46,888
Ratios to average net assets:**
   Expenses (%)(a)                                .45               .46                 .46(b)
   Net investment income (%)                     5.53              6.15                7.28(b)
Portfolio turnover (%)                             16                37                  49(c)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 **  For the year ended July 31, 2011, average net assets were $157,229,000.
***  Institutional Shares were initiated on August 1, 2008.
(a) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c)  Reflects increased trading activity due to market volatility.

================================================================================

68  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) -- ADVISER SHARES

Per share operating performance for a share outstanding throughout the period is as follows:

                                                                   PERIOD ENDED
                                                                      JULY 31,
                                                                      2011***
                                                                   ------------
Net asset value at beginning of period                                 $10.11
                                                                       ------
Income from investment operations:
  Net Investment Income                                                   .52
  Net realized and unrealized gain                                        .49
                                                                       ------
Total from investment operations                                         1.01
                                                                       ------
Less distributions from:
  Net investment income                                                  (.52)
                                                                       ------
Net asset value at end of period                                       $10.60
                                                                       ======

Total return (%)*                                                       10.19
Net assets at end of period (000)                                      $6,109
Ratios to average net assets:**(a)
  Expenses (%)(b)                                                         .95
  Expenses, excluding reimbursements (%)(b)                              1.70
  Net investment income (%)                                              5.02
Portfolio turnover (%)                                                     16

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 **  For the period ended July 31, 2011, average net assets were $4,990,000.
***  Adviser Shares were initiated on August 1, 2010.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Reflects total operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

EXPENSE EXAMPLE

July 31, 2011 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2011, through July 31, 2011.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid

================================================================================

70  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                         EXPENSES PAID
                                           BEGINNING                ENDING               DURING PERIOD*
                                         ACCOUNT VALUE           ACCOUNT VALUE          FEBRUARY 1, 2011 -
                                        FEBRUARY 1, 2011         JULY 31, 2011           JULY 31, 2011
                                        ------------------------------------------------------------------
FUND SHARES
Actual                                      $1,000.00               $1,046.60                  $3.30
Hypothetical
  (5% return before expenses)                1,000.00                1,021.57                   3.26

INSTITUTIONAL SHARES
Actual                                       1,000.00                1,047.60                   2.34
Hypothetical
  (5% return before expenses)                1,000.00                1,022.51                   2.31

ADVISER SHARES
Actual                                       1,000.00                1,046.10                   4.82
Hypothetical
  (5% return before expenses)                1,000.00                1,020.08                   4.76

* Expenses are equal to the annualized expense ratio of 0.65% for Fund Shares, 0.45% for Institutional Shares, and 0.95% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 4.66% for Fund Shares, 4.76% for Institutional Shares, and 4.61% for Adviser Shares for the six-month period of February 1, 2011, through July 31, 2011.

================================================================================

                                                           EXPENSE EXAMPLE |  71

================================================================================

ADVISORY AGREEMENT

July 31, 2011

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 26, 2011, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund

================================================================================

72  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the Manager's management style and the performance of its duties under the Advisory Agreement.

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating

================================================================================

                                                        ADVISORY AGREEMENT |  73

================================================================================

the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with front-end loads and no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance adjustment as well as any fee waivers or reimbursements -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and

================================================================================

74  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Board took into account the Manager's undertakings to maintain expense limitations for the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2010. The Board also noted that the Fund's percentile performance ranking was in the top 5% of its performance universe for the one-year period ended December 31, 2010 and was in the top 20% of its performance universe for the three and five-year periods ended December 31, 2010.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses, noting that the Manager has reimbursed a portion of its management fee for the Fund. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation.

================================================================================

                                                        ADVISORY AGREEMENT |  75

================================================================================

The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board noted that the Fund has advisory fee breakpoints at specified asset levels, which allows the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

76  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 46 individual funds as of July 31, 2010. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  77

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1960
Year of Election or Appointment: 2001

Chair of the Board of Directors, IMCO (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2/07); Chair of the Board of Directors, USAA Financial Advisors, Inc. (FAI) (1/07-present); President, FAI (12/07-10/09); President, Financial Advice and Solutions Group (FASG) USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. He also serves as Vice Chair for USAA Life Insurance Company (USAA Life).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

78  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

ROBERT L. MASON, PH.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  79

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee
  (3) Member of Audit Committee
  (4) Member of Pricing and Investment Committee
  (5) Member of Corporate Governance Committee
  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
  (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

80  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA
Vice President
Born: June 1966
Year of Appointment: 2009

President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (9/01-9/09).

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, IMCO (3/10-present); Vice President, Fixed Income Investments, IMCO (2/04-3/10). Mr. Freund also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments (12/00-1/09).

CHRISTOPHER P. LAIA
Secretary
Born: January 1960
Year of Appointment: 2010

Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Secretary of IMCO and SAS and Vice President and Assistant Secretary of FAI and FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  81

================================================================================

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).

  (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

82  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

TRUSTEES                             Christopher W. Claus
                                     Barbara B. Dreeben
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                       USAA Investment Management Company
INVESTMENT ADVISER,                  P.O. Box 659453
UNDERWRITER, AND                     San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select "Investments"
AT USAA.COM

OR CALL                              Under "Investments" view
(800) 531-USAA                       account balances, or click
         (8722)                      "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and
(ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

             [LOGO OF USAA]
                 USAA(R)

   WE KNOW WHAT IT MEANS TO SERVE.(R)


   =============================================================================
   40040-0911                                (C)2011, USAA. All rights reserved.

   ITEM 2.  CODE OF ETHICS.

On September 22, 2010, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 48 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2011 and 2010 were $391,388 and $359,418, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2011 and 2010 were $63,358 and $61,513, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended July 31, 2011 and 2010.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2011 and 2010.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for July 31, 2011 and 2010 were $384,316 and $104,896, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2011 and 2010 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.






                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2011

By:*     /s/ Christopher P. Laia
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:     09/28/2011
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Christopher W. Claus
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:     09/29/2011
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     09/28/2011
         ------------------------------
*Print the name and title of each signing officer under his or her signature.